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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-48863) UNDER
                           THE SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 40
                                      AND


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 42


                          VANGUARD VALLEY FORGE FUNDS
               (FORMERLY KNOWN AS VANGUARD BALANCED INDEX FUNDS)

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


              IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON
             JULY 25, 2008, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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

--------------------------------------------------------------------------------

VANGUARD/(R)/ MANAGED PAYOUT FUNDS*



>  Prospectus




Investor Shares
July 25, 2008


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[Vanguard Ship Logo/R/]

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VANGUARD MANAGED PAYOUT GROWTH FOCUS FUND

VANGUARD MANAGED PAYOUT GROWTH AND DISTRIBUTION FUND

VANGUARD MANAGED PAYOUT DISTRIBUTION FOCUS FUND










The Funds began operations on May 2, 2008, so the prospectus contains no performance data.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* Patent Pending.

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

Contents


-----------------------------------------------------------------------------------------
Investing in Vanguard Managed Payout Funds        1  Investing With Vanguard           83
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Vanguard Fund Profiles                            4  Purchasing Shares                 83
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Managed Payout Growth Focus Fund                  4  Redeeming Shares                  86
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Managed Payout Growth and Distribution Fund      19  Exchanging Shares                 89
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Managed Payout Distribution Focus Fund           34  Frequent-Trading Limits           89
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More on the Funds                                49  Other Rules You Should Know       91
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The Funds and Vanguard                           75  Fund and Account Updates          95
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Investment Advisor                               76  Contacting Vanguard               97
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Dividends, Capital Gains, and Taxes              77  Glossary of Investment Terms      99
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Share Price                                      82
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


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

INVESTING IN VANGUARD MANAGED PAYOUT FUNDS

This prospectus provides information about the three Vanguard Managed Payout
Funds: Vanguard Managed Payout Growth Focus Fund, Vanguard Managed Payout Growth and Distribution Fund, and Vanguard Managed Payout Distribution Focus Fund. Each Fund combines a unique managed distribution policy with an endowment-like investment strategy to generate regular monthly payments to investors while seeking to preserve their capital over the long term. The Funds' managed distribution policies are designed to provide level monthly payments throughout each year, with payments adjusted each January based on a Fund's performance over the previous three years. Like many university endowments, each Fund may invest across a wide spectrum of asset classes and investments--such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments--that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "MANAGED PAYOUT FUNDS"

 "Managed payout funds" are funds specifically designed to provide investors with regular cash flows from their investments. For example, many closed-end funds have adopted "managed distribution policies" to pay periodic, level distributions to shareholders on a monthly or quarterly basis. Another example is a mutual fund that self-liquidates gradually over several years through periodic distributions, resulting in a market value close to zero by a scheduled termination date. A recent innovation in managed payout funds is a mutual fund--such as each of the Vanguard Managed Payout Funds--designed to function like an endowment by investing over the long-term to preserve and grow invested capital, while providing a regular stream of cash distributions. Managed payout funds may be an appropriate way for an investor to generate cash flow to help meet retirement expenses.
--------------------------------------------------------------------------------

It is possible for a Fund's monthly distributions to increase or decrease from one year to the next because the scheduled monthly distributions during any calendar year are based on the Fund's performance over the previous three years. There can be no assurance, and there is no guarantee, that the Funds will provide a fixed or stable level of cash distributions at any time or over any period of time. An investment in a Fund could lose money over short, intermediate, or even long periods of time.

The Funds' twelve scheduled distributions in each year are made monthly, at mid-month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Funds are designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that each additional distribution for a particular fiscal year will be automatically reinvested in additional Fund shares. Accordingly, to allow the Funds to achieve their design objectives, the Funds will generally automatically reinvest any additional distribution for a particular fiscal year in additional Fund shares. These additional shares can be redeemed under the same terms and conditions as any other shares of the Funds.

Retirement Investing
Many investors arrive at retirement with substantial assets accumulated over years of disciplined saving and prudent investing. Often, these investors are concerned about how to best use their assets to meet monthly retirement expenses, while at the same time preserving their assets for heirs, philanthropy, or other purposes. Traditionally, these investors have had three basic options for generating retirement income:

.. A "planned withdrawal program," in which the investor gradually spends a limited portion of assets over a set period, with the remaining assets invested for long-term retirement goals.

.. A "guaranteed income option," in which the investor turns over assets to an insurance company and purchases an annuity that provides guaranteed income for life.

.. A "spend-only-the-income strategy," in which an investor spends only the dividend and interest income generated by his or her retirement portfolio, leaving the principal intact.

The Managed Payout Funds combine elements of a planned withdrawal program and a spend-only-the-income strategy. The Funds aim to satisfy two basic needs shared by many retirees: first, to generate regular monthly payments to help meet retirement expenses; and second, to preserve retirement savings for future use.

If you are investing through a tax-deferred retirement account, please note that the Funds are not designed to comply with any required minimum distribution rules applicable to such accounts. Shareholders receiving cash distributions from the Funds within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution.


The Funds in This Prospectus
The Vanguard Managed Payout Funds offered by this prospectus have the following investment objectives.


 Fund                   Investment Objective
 Growth Focus Fund      The Fund seeks to make monthly distributions of cash while providing inflation protection and capital appreciation
                        over the long term.

Growth and              The Fund seeks to make monthly distributions of cash while
Distribution Fund       providing inflation protection and capital preservation
                        over the long term.

Distribution Focus      The Fund seeks to make monthly distributions of cash while providing
Fund                    capital preservation over the long term.



Funds Suited for Investors with Specific Goals
Each Managed Payout Fund is expected to suit investors with specific goals, although some overlap is possible.

Fund                      Likely Investors
Growth Focus Fund         This Fund is expected to have the greatest appeal to investors who seek initially only a modest current payout from their assets, but who wish to see their payouts and capital increase over time. This Fund has adopted a managed distribution policy with a 3% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* Compared with the other Managed Payout
                          Funds, this Fund has a higher probability of generating growth in both payouts and capital that exceeds inflation, resulting in long-term capital appreciation.
Growth and                This Fund is likely to appeal to investors who want to balance a need for a
Distribution Fund         current payout from their assets with the desire to maintain the purchasing power of their payouts and capital over the long term. This Fund has adopted a managed distribution policy with a 5% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* The Fund is expected to provide inflation protection and capital preservation over the long term.
Distribution Focus Fund   This Fund is likely to appeal to investors who require a greater payout level to satisfy current spending needs. This Fund has adopted a managed distribution policy with a 7% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* Although the Fund's payouts and capital are not expected to grow at a rate that keeps pace with inflation, the Fund does seek to preserve the "nominal" (or original) value of invested capital over the long term.

* For information about the Funds' managed distribution policies, see Dividends, Capital Gains, and Taxes.


Each Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, each Fund's distributions may be treated in part as a return of capital.

Each Fund is a "fund of funds" that invests in other Vanguard funds as well as in non-fund investments.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "FUND-OF-FUNDS"

 The term "fund-of-funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than primarily in individual stocks or bonds. A fund-of-funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--
VANGUARD MANAGED PAYOUT GROWTH FOCUS FUND


Investment Objective
The Fund seeks to make monthly distributions of cash while providing inflation protection and capital appreciation over the long term.


Primary Investment Strategies
The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The Fund may allocate its assets across a broadly diversified selection of opportunities--such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments--in proportions that reflect the advisor's evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The Fund does not maintain a fixed asset allocation policy, and the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor's risk and return expectations. While the Fund has flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

.. Stocks. The Fund may invest in Vanguard Total Stock Market Index Fund, Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund (or other Vanguard stock index funds) to capture the investment returns of the overall equity markets. The Fund may also invest in Vanguard REIT Index Fund in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). The Fund will, through its investments in Vanguard stock index funds, indirectly hold large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

.. Bonds and Cash. The Fund may invest in Vanguard Total Bond Market Index Fund (or other Vanguard bond index funds) to capture the investment returns of the overall fixed income market in the United States. Through its investments in one or more Vanguard bond index funds, the Fund will indirectly hold a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--with maturities of more than
1 year. The Fund may allocate a portion of its assets to a Vanguard money market fund investing in high-quality, short-term money market instruments.

.. Inflation-Linked Investments. The Fund may invest in Vanguard
Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

.. Other Investments. The Fund may invest in selected other investments ("other investments") that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. The Fund's potential other investments are described below.

  o Commodity-Linked Investments. The Fund may allocate a portion of its assets to investments that create exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. The Fund's commodity-linked investments may not be structured to conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. The Fund's commodity-linked investments may consist of any combination of commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, and other commodity-linked instruments or investments.


  o Market Neutral Investments. The Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund uses multiple investment advisors, each of which independently selects and maintains a diversified portfolio of equity securities for the fund. The fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock's volatility relative to the volatility of the general stock market. Each advisor attempts to achieve beta neutrality by selecting for its portion of the fund, long and short positions that, in the aggregate, produce a total portfolio with a beta close to zero.

     Each advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities the advisor considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the fund attempts to limit the effect of market movements on portfolio performance. Each advisor uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. If the fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisors' security selections, with limited exposure to general stock market risk.


  o Investments in a Prospective Absolute Return Fund. The Fund may invest in a private investment fund that Vanguard may establish and manage (the "absolute return fund"). Vanguard expects that the absolute return fund will seek to generate capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. If the absolute return fund commences operations, it is expected to employ multiple strategies, each of which will seek to produce investment returns that have two key characteristics: (1) volatility that is similar in magnitude to the historic volatility of the U.S. stock market; and (2) performance over the long term comparable to, but independent of the direction and timing of, U.S. stock returns. Some of the absolute return fund's strategies may be designed to capture risk premiums through investment opportunities arising from the structure, pricing, liquidity, volatility, or other features of the financial markets. Other strategies employed by the absolute return fund may be designed to take advantage of relative value differences perceived among securities or across the financial markets. To the extent that a strategy contemplated for use in the absolute return fund would be expected to exhibit lower volatility than the historic volatility of the U.S. stock market, the absolute return fund may use substantial leverage to amplify the volatility and expected returns of the strategy to targeted levels.

     The absolute return fund's strategies may be implemented through direct or indirect investments in stocks, bonds, hybrid securities, commodities, currencies, and other asset classes or investments. The absolute return fund may employ leverage, derivatives, short sales, and other complex investment techniques or transactions as part of its investment program. As of the date of this prospectus, Vanguard had not made a decision to establish the absolute return fund and the Fund had not made a decision to invest in the absolute return fund in the future. Vanguard expects that the absolute return fund will not be organized as a mutual fund and will not be registered under any federal or state securities laws, including the Investment Company Act of 1940.


Managed Distribution Policy
The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year (other than the first calendar year of the Fund) will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on the Fund's performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as calculated below) times the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

                                                       Average daily
Monthly distribution   =       3%        x     value of hypothetical account
                                                over prior 3 calendar years
                           -------------     ----------------------------------
per share                      12                 Number of shares held by
                                             hypothetical account at the end of
                                                  the prior calendar year


Please note that the Fund's managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) times the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year. A modified version of the formula will be used until the Fund has established three calendar years of history. In the first calendar year of the Fund, the monthly per-share distribution for that year will be determined as of a date selected by Vanguard and will be based on the initial per share value of the hypothetical account. In the second calendar year, the average daily balance of the hypothetical account over the prior calendar year (or the portion of the prior calendar year for which the Fund was in existence) will be used to determine the monthly distribution per share. In the third calendar year, the average daily balance of the hypothetical account over the prior two calendar years will (or the portion of the prior two calendar years for which the Fund was in existence) be used to determine the monthly distribution per share.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, given its managed distribution policy, the Fund's distributions may be treated in part as a return of capital. For additional information on the Fund's managed distribution policy, see Dividends, Capital Gains, and Taxes.


Primary Risks
The Fund's investment strategies are intended to create a moderate level of risk for the Fund. An investment in the Fund, however, could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that its investment strategies will succeed.

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy irrespective of the Fund's investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.

The Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash distributions could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash distributions you will receive from the Fund.

In addition to being subject to the risks described above, the Fund is also subject to manager risk and, depending on the allocation of Fund assets among eligible asset classes and investments, proportionately subject to one or more of the additional risks described below. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance and reduce Fund distributions.

.. Manager risk is the chance that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund either to fail to achieve its objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions. The advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up the Fund's investment portfolio. In making such decisions, the advisor must, among other tasks, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve the Fund's investment objective. These decisions are based in part upon the advisor's forecasts and estimates and analysis of historical events, as well as other aspects of quantitative analysis and professional judgment. The advisor's decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor's allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective.

  There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund's investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations will in fact exhibit low correlations in the future. It is possible that the returns and direction of the Fund's asset classes and investments may suddenly converge, thereby magnifying the risks of the Fund's portfolio as a whole, with the potential for significant losses and significant reductions in the dollar amount of monthly distributions by the Fund. Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund's asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

.. Stock risk includes risks associated with investments in underlying funds that invest in U.S. or foreign stocks, and consists of stock market risk, currency risk, country/regional risk, emerging markets risk, and REIT stock risk. Stock market risk is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Investments in foreign stocks are associated with the following risks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions; and emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets. REIT stock risk includes risks associated with investments in an underlying fund that invests primarily in REITs, and includes real estate industry risk and investment style risk, as well as stock market risk (described above) and interest rate risk (described below). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

.. Bond risk includes risks associated with investments in underlying funds that invest in bonds or money market instruments, and consists of the following risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that an underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return; call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates; and, to a limited extent, event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring. If an underlying fund holds a bond that is called, the fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

.. Inflation-linked investment risk includes risks associated with investments in an underlying fund that invests primarily in inflation-indexed securities, and consists of the risk of considerable income fluctuations associated with changes in inflation, as well as bond risks.

.. Commodity-linked investment risk includes risks associated with investments that create exposure to the total return of exchange-traded futures contracts on physical commodities. These risks consist of commodity futures trading risk, structured note risks, and derivatives risks. Commodity futures trading risk relates to the fact that commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, the Fund could lose all or substantially all of its investment in instruments linked to the returns of commodity futures. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors' expectations concerning interest rates; domestic and foreign inflation rates and investors' expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and acts of God. Structured note risks are the risks associated with investments in commodity-linked structured notes, which include commodity futures trading risk and bond risk (described above).

  Derivatives risks include risks associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, rates, or indexes. Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested--in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, rates, or indexes. The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed, partial, or even non-payment of amounts due under the derivative contract.


.. Market neutral investment risk includes risks associated with an investment in Vanguard Market Neutral Fund, and consists of strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk. Strategy risk is the chance that the long/short market neutral investment strategy used by the Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills. The fund's use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. Short-selling risk is the chance that the fund will lose money in connection with its short sales of securities. Short selling allows an investor to profit from declines in the price of securities. To engage in a short sale, the fund must "borrow" securities for a fee. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling involves higher transaction costs than long-only investing. To close out short positions, the fund may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The fund's loss on a short sale is potentially unlimited, because there is no upward limit on the price a borrowed security could attain.

Manager risk is the chance that poor security selection or strategy execution will cause the Market Neutral Fund to fail to achieve its investment objective or to underperform other funds with a similar investment strategy. An advisor's security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. The fund's advisors could have different opinions on the valuation of a particular security, which could affect their investment decisions. For example, one advisor could take a short position in a security at the same time that the other advisor has taken a long position in the same security. In that event, any gain from the short position may be partially or totally offset by a decline in the long position, or vice versa. Investment risk is the chance that the Market Neutral Fund's advisors take positions in securities, intentionally or unintentionally, that increase the fund's sensitivity to certain investment factors. These factors may include market capitalization of underlying securities, growth and/ or value spread, and other factors. The fund's exposure to these factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk, or cause it to underperform other funds with a similar investment strategy. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


.. Risks of prospective absolute return fund. If Vanguard establishes the absolute return fund, the risks associated with the absolute return fund are expected to include leverage risk, manager risk, currency trading risk, liquidity risk, leverage financing risk, and unregistered investment risk (described below) as well as stock risk, bond risk, short selling risk, and derivatives risk (described above). It is possible for the Fund to experience a total loss of the entire amount it may in the future invest in the absolute return fund.

  o Leverage risk includes the fact that the returns from a leveraged investment will be more volatile than returns from the underlying investment and the chance that leveraged losses will exceed the principal amount invested. Leverage exists when an investor achieves the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the entity or instrument achieving the return. Leverage magnifies the effect of gains and losses. Vanguard expects that the absolute return fund, if established, may employ substantial leverage in connection with its investments. The absolute return fund's losses from its leveraged investments could result in a total loss of all amounts the Fund invests in the absolute return fund. Vanguard expects that the absolute return fund, if established, will issue shares of capital stock or other equity interests that limit the personal liability of shareholders to the amount invested in the absolute return fund. In that case, the Fund, as a shareholder of the absolute return fund, would be legally protected from losing more than the cash amount the Fund invested in the absolute return fund.

  o Manager risk is the chance that poor investment selections will cause the absolute return fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections. The absolute return fund does not exist as of the date of this prospectus and, if established, its future success will depend upon the expertise of Vanguard, which has only limited experience in managing absolute return investment strategies. If the absolute return fund commences operations, it will be subject to the risk that Vanguard will not be successful in executing one or more absolute return strategies. The absolute return fund's investment program may be considered speculative and is expected to involve substantial risks. There is no guarantee that the absolute return fund will achieve its investment objective or that its strategies will succeed. The absolute return fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall. Absolute return investing is complex and may involve greater risk than investing in a balanced portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the absolute return fund will have low correlation with the returns of the U.S. stock market. It is possible that the investment returns of the absolute return fund may suddenly converge with the investment returns of the U.S. stock market during a period of declining stock prices, thereby eliminating the diversification benefit the advisor would expect from including the absolute return fund within the Fund's investment portfolio. Although the advisor believes an appropriate level of investment in the absolute return fund could have the potential to reduce the volatility of the Fund's investment portfolio as a whole, an investment in the absolute return fund could experience high volatility and increase the Fund's overall volatility.

  o Currency trading risk is the chance that the absolute return fund could suffer losses from currency-related investments. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial or total loss of invested capital. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, the imposition of currency controls, the devaluation of a currency by a country's government or banking authority, or political developments in the United States or abroad.

  o Liquidity risk is the chance that the absolute return fund will invest in markets, assets, and instruments that are, or may become, illiquid. Vanguard expects that the absolute return fund will generally seek to invest in liquid markets, assets, and instruments, although the absolute return fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. In addition, Vanguard expects that the shares issued by the absolute return fund will be designed with redemption rights that are substantially similar to the redemption rights associated with mutual fund shares. If the absolute return fund's shares have such redemption rights, the Fund is likely to treat its investment in the absolute return fund as liquid. There is no assurance, however, that the absolute return fund's investments will not suddenly become illiquid for an indefinite period of time. Illiquidity could cause the absolute return fund to experience difficulties in valuing its portfolio holdings and may cause that fund to delay redemptions and/or honor redemption requests by the Fund with distributions of illiquid underlying portfolio holdings on an in-kind basis.

  o Leverage financing risk is the chance that the absolute return fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels. Vanguard expects that the absolute return fund will require the use of substantial leverage in order for its absolute return strategies to exhibit volatility and generate expected returns similar to the historic volatility and returns of the U.S. stock market. It is possible that the derivative or other counterparties that finance the leverage employed by the absolute return fund may not be able or willing to provide the level of financing that Vanguard believes is required to achieve its volatility and return targets.

  o Unregistered investment risk is the chance that the absolute return fund could lose money on investments that would not have been permitted or made had the absolute return fund been organized as a registered investment company. Because the absolute return fund will not register under any federal or state securities laws, including the Investment Company Act of 1940, potential investors in the absolute return fund, such as the Fund, will not have the regulatory protections provided to investors in registered and regulated investment companies.

For additional information on investment risks, see More on the Funds.



Performance/Risk Information
The Fund began operations on May 2, 2008, so performance information is not yet available.



Fees and Expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. These expenses, along with the transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds, are reflected below in the line item for "Acquired Fund Fees and Expenses." See The Funds and Vanguard.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)     $20/Year/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses/2/                                0.58%/3/
Total Annual Fund Operating Expenses                              0.58%/4/
--------------------------------------------------------------------------------
1  If applicable, the account service fee will be assessed by redeeming fund shares in the amount of $20.
2  In addition to incurring Management Expenses and Other Expenses, the Fund's shareholders indirectly bear the annual net operating expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests.
   Acquired Fund Fees and Expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See "The
   Funds and Vanguard."
3  Over 50% of the Fund's Acquired Fund Fees and Expenses is attributable to the short sale dividend expenses reported by Vanguard Market Neutral Fund.
   Specifically, the Fund's Acquired Fund Fees and Expenses of 0.58% include
   0.30% of "Acquired Fund Short Sale Dividend Expenses," which represent a weighted average of the short sale dividend expenses reported by Vanguard
   Market Neutral Fund (estimated for the current fiscal year). See "Plain Talk
   About Acquired Fund Short Sale Dividend Expenses."
4  Total Annual Fund Operating Expenses would be 0.28% if Acquired Fund Short
   Sale Dividend Expenses were excluded. Vanguard Market Neutral Fund's short sale dividend expenses are expected to be offset by amounts the fund earns through short sale-related interest earnings and other investment returns.
   See "Plain Talk About Acquired Fund Short Sale Dividend Expenses."

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT ACQUIRED FUND SHORT SALE DIVIDEND EXPENSES

 The Managed Payout Funds are "funds of funds" that invest in underlying Vanguard funds (the Acquired Funds) as well as non-fund investments. Each Managed Payout Fund may invest in an Acquired Fund that engages in short sales of stock. A short sale occurs when the Acquired Fund sells a stock it does not own and then borrows the stock from a lending stockholder in order to settle the transaction. Until the borrowed stock is returned to the lending stockholder, the Acquired Fund is required to pay the lending stockholder the amount of any dividends paid on the borrowed stock. The Acquired Fund does not itself collect the dividends, thus the payment to the lending stockholder creates a net expense, which is recorded as a "short sale dividend expense" on the financial statements of the Acquired Fund and is reported as part of the Acquired Fund's expense ratio. It is important to note that when the Acquired Fund sells a stock short, the proceeds are typically held in cash which earns interest at a negotiated rate. This interest, when combined with the Acquired Fund's other investment returns, is expected to be greater than the short sale dividend expense the Acquired Fund incurs through its payments to the lending stockholder. These combined amounts are expected to offset the Acquired Fund's short sale dividend expenses and thereby reduce the total expenses the Managed Payout Funds bear through their investment in the Acquired Fund.
--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

         1 Year     3 Years
---------------------------
            $59      $186
---------------------------


This example should not be considered to represent actual expenses or performance for the future.

Additional Information
---------------------------------------------------------------------------------------------
Investment Advisor          The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------
Distributions               The Fund's twelve scheduled distributions in each year are made monthly, at mid-month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year, in order to comply with applicable law. Generally speaking, distributions will be paid to you in cash, unless you elect to reinvest in more
                            shares of the Fund. The Fund generally automatically reinvests all additional distributions required to comply with applicable law in more shares of the Fund. These additional shares can be redeemed under the same terms and conditions as any other
                            shares of the Fund.
---------------------------------------------------------------------------------------------
Suitable for IRAs           Yes
---------------------------------------------------------------------------------------------
Inception Date              May 2, 2008
---------------------------------------------------------------------------------------------
Minimum Initial Investment  $25,000
---------------------------------------------------------------------------------------------
Newspaper Abbreviation      MdgPayGrFo
---------------------------------------------------------------------------------------------
Vanguard Fund Number        1497
---------------------------------------------------------------------------------------------
CUSIP Number                92205M101
---------------------------------------------------------------------------------------------
Ticker Symbol               VPGFX
---------------------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD MANAGED PAYOUT GROWTH AND DISTRIBUTION FUND


Investment Objective
The Fund seeks to make monthly distributions of cash while providing inflation protection and capital preservation over the long term.


Primary Investment Strategies
The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The Fund may allocate its assets across a broadly diversified selection of opportunities--such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments--in proportions that reflect the advisor's evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The Fund does not maintain a fixed asset allocation policy, and the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor's risk and return expectations. While the Fund has flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

.. Stocks. The Fund may invest in Vanguard Total Stock Market Index Fund, Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund (or other Vanguard stock index funds) to capture the investment returns of the overall equity markets. The Fund may also invest in Vanguard REIT Index Fund in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). The Fund will, through its investments in Vanguard stock index funds, indirectly hold large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

.. Bonds and Cash. The Fund may invest in Vanguard Total Bond Market Index Fund (or other Vanguard bond index funds) to capture the investment returns of the overall fixed income market in the United States. Through its investments in one or more Vanguard bond index funds, the Fund will indirectly hold a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--with maturities of more than 1 year. The Fund may allocate a portion of its assets to a Vanguard money market fund investing in high-quality, short-term money market instruments.

.. Inflation-Linked Investments. The Fund may invest in Vanguard
Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

.. Other Investments. The Fund may invest in selected other investments ("other investments") that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. The Fund's potential other investments are described below.

  o Commodity-Linked Investments. The Fund may allocate a portion of its assets to investments that create exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. The Fund's commodity-linked investments may not be structured to conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. The Fund's commodity-linked investments may consist of any combination of commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, and other commodity-linked instruments or investments.


  o Market Neutral Investments. The Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund uses multiple investment advisors, each of which independently selects and maintains a diversified portfolio of equity securities for the fund. The fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock's volatility relative to the volatility of the general stock market. Each advisor attempts to achieve beta neutrality by selecting for its portion of the fund, long and short positions that, in the aggregate, produce a total portfolio with a beta close to zero.

     Each advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities the advisor considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the fund attempts to limit the effect of market movements on portfolio performance. Each advisor uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. If the fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisors' security selections, with limited exposure to general stock market risk.


  o Investments in a Prospective Absolute Return Fund. The Fund may invest in a private investment fund that Vanguard may establish and manage (the "absolute return fund"). Vanguard expects that the absolute return fund will seek to generate capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. If the absolute return fund commences operations, it is expected to employ multiple strategies, each of which will seek to produce investment returns that have two key characteristics: (1) volatility that is similar in magnitude to the historic volatility of the U.S. stock market; and (2) performance over the long term comparable to, but independent of the direction and timing of, U.S. stock returns. Some of the absolute return fund's strategies may be designed to capture risk premiums through investment opportunities arising from the structure, pricing, liquidity, volatility, or other features of the financial markets. Other strategies employed by the absolute return fund may be designed to take advantage of relative value differences perceived among securities or across the financial markets. To the extent that a strategy contemplated for use in the absolute return fund would be expected to exhibit lower volatility than the historic volatility of the U.S. stock market, the absolute return fund may use substantial leverage to amplify the volatility and expected returns of the strategy to targeted levels.

     The absolute return fund's strategies may be implemented through direct or indirect investments in stocks, bonds, hybrid securities, commodities, currencies, and other asset classes or investments. The absolute return fund may employ leverage, derivatives, short sales, and other complex investment techniques or transactions as part of its investment program. As of the date of this prospectus, Vanguard had not made a decision to establish the absolute return fund and the Fund had not made a decision to invest in the absolute return fund in the future. Vanguard expects that the absolute return fund will not be organized as a mutual fund and will not be registered under any federal or state securities laws, including the Investment Company Act of 1940.


Managed Distribution Policy
The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year (other than the first calendar year of the Fund) will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on the Fund's performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the
Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as calculated below) times the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

                                                       Average daily
Monthly distribution   =       5%        x     value of hypothetical account
                                                over prior 3 calendar years
                           -------------     ----------------------------------
per share                      12                 Number of shares held by
                                             hypothetical account at the end of
                                                  the prior calendar year


Please note that the Fund's managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) times the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year. A modified version of the formula will be used until the Fund has established three calendar years of history. In the first calendar year of the Fund, the monthly per-share distribution for that year will be determined as of a date selected by Vanguard and will be based on the initial per share value of the hypothetical account. In the second calendar year, the average daily balance of the hypothetical account over the prior calendar year (or the portion of the prior calendar year for which the Fund was in existence) will be used to determine the monthly distribution per share. In the third calendar year, the average daily balance of the hypothetical account over the prior two calendar years will (or the portion of the prior two calendar years for which the Fund was in existence) be used to determine the monthly distribution per share.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or as distributions from other funds it holds). In addition, given its managed distribution policy, the Fund's distributions may be treated in part as a return of capital. For additional information on the Fund's managed distribution policy, see Dividends, Capital Gains, and Taxes.


Primary Risks
The Fund's investment strategies are intended to create a moderate level of risk for the Fund. An investment in the Fund, however, could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that its investment strategies will succeed.

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy irrespective of the Fund's investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.

The Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash distributions could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash distributions you will receive from the Fund.

In addition to being subject to the risks described above, the Fund is also subject to manager risk and, depending on the allocation of Fund assets among eligible asset classes and investments, proportionately subject to one or more of the additional risks described below. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance and reduce Fund distributions.

.. Manager risk is the chance that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund either to fail to achieve its objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions. The advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up the Fund's investment portfolio. In making such decisions, the advisor must, among other tasks, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve the Fund's investment objective. These decisions are based in part upon the advisor's forecasts and estimates and analysis of historical events, as well as other aspects of quantitative analysis and professional judgment. The advisor's decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor's allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective.

  There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund's investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations will in fact exhibit low correlations in the future. It is possible that the returns and direction of the Fund's asset classes and investments may suddenly converge, thereby magnifying the risks of the Fund's portfolio as a whole, with the potential for significant losses and significant reductions in the dollar amount of monthly distributions by the Fund. Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund's asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

.. Stock risk includes risks associated with investments in underlying funds that invest in U.S. or foreign stocks, and consists of stock market risk, currency risk, country/ regional risk, emerging markets risk, and REIT stock risk. Stock market risk is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Investments in foreign stocks are associated with the following risks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions; and emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets. REIT stock risk includes risks associated with investments in an underlying fund that invests primarily in REITs, and includes real estate industry risk and investment style risk, as well as stock market risk (described above) and interest rate risk (described below). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

.. Bond risk includes risks associated with investments in underlying funds that invest in bonds or money market instruments, and consists of the following risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that an underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return; call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates; and, to a limited extent, event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring. If an underlying fund holds a bond that is called, the fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

.. Inflation-linked investment risk includes risks associated with investments in an underlying fund that invests primarily in inflation-indexed securities, and consists of the risk of considerable income fluctuations associated with changes in inflation, as well as bond risks.

.. Commodity-linked investment risk includes risks associated with investments that create exposure to the total return of exchange-traded futures contracts on physical commodities. These risks consist of commodity futures trading risk, structured note risks, and derivatives risks. Commodity futures trading risk relates to the fact that commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, the Fund could lose all or substantially all of its investment in instruments linked to the returns of commodity futures. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors' expectations concerning interest rates; domestic and foreign inflation rates and investors' expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and acts of God. Structured note risks are the risks associated with investments in commodity-linked structured notes, which include commodity futures trading risk and bond risk (described above).

  Derivatives risks include risks associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, rates, or indexes. Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested--in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, rates, or indexes. The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed, partial, or even non-payment of amounts due under the derivative contract.


.. Market neutral investment risk includes risks associated with an investment in Vanguard Market Neutral Fund, and consists of strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk. Strategy risk is the chance that the long/short market neutral investment strategy used by the Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills. The fund's use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. Short-selling risk is the chance that the fund will lose money in connection with its short sales of securities. Short selling allows an investor to profit from declines in the price of securities. To engage in a short sale, the fund must "borrow" securities for a fee. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling involves higher transaction costs than long-only investing. To close out short positions, the fund may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The fund's loss on a short sale is potentially unlimited, because there is no upward limit on the price a borrowed security could attain.

Manager risk is the chance that poor security selection or strategy execution will cause the Market Neutral Fund to fail to achieve its investment objective or to underperform other funds with a similar investment strategy. An advisor's security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. The fund's advisors could have different opinions on the valuation of a particular security, which could affect their investment decisions. For example, one advisor could take a short position in a security at the same time that the other advisor has taken a long position in the same security. In that event, any gain from the short position may be partially or totally offset by a decline in the long position, or vice versa. Investment risk is the chance that the Market Neutral Fund's advisors take positions in securities, intentionally or unintentionally, that increase the fund's sensitivity to certain investment factors. These factors may include market capitalization of underlying securities, growth and/ or value spread, and other factors. The fund's exposure to these factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk, or cause it to underperform other funds with a similar investment strategy. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


.. Risks of prospective absolute return fund. If Vanguard establishes the absolute return fund, the risks associated with the absolute return fund are expected to include leverage risk, manager risk, currency trading risk, liquidity risk, leverage financing risk, and unregistered investment risk (described below) as well as stock risk, bond risk, short selling risk, and derivatives risk (described above). It is possible for the Fund to experience a total loss of the entire amount it may in the future invest in the absolute return fund.

  o Leverage risk includes the fact that the returns from a leveraged investment will be more volatile than returns from the underlying investment and the chance that leveraged losses will exceed the principal amount invested. Leverage exists when an investor achieves the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the entity or instrument achieving the return. Leverage magnifies the effect of gains and losses. Vanguard expects that the absolute return fund, if established, may employ substantial leverage in connection with its investments. The absolute return fund's losses from its leveraged investments could result in a total loss of all amounts the Fund invests in the absolute return fund. Vanguard expects that the absolute return fund, if established, will issue shares of capital stock or other equity interests that limit the personal liability of shareholders to the amount invested in the absolute return fund. In that case, the Fund, as a shareholder of the absolute return fund, would be legally protected from losing more than the cash amount the Fund invested in the absolute return fund.

  o Manager risk is the chance that poor investment selections will cause the absolute return fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections. The absolute return fund does not exist as of the date of this prospectus and, if established, its future success will depend upon the expertise of Vanguard, which has only limited experience in managing absolute return investment strategies. If the absolute return fund commences operations, it will be subject to the risk that Vanguard will not be successful in executing one or more absolute return strategies. The absolute return fund's investment program may be considered speculative and is expected to involve substantial risks. There is no guarantee that the absolute return fund will achieve its investment objective or that its strategies will succeed. The absolute return fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall. Absolute return investing is complex and may involve greater risk than investing in a balanced portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the absolute return fund will have low correlation with the returns of the U.S. stock market. It is possible that the investment returns of the absolute return fund may suddenly converge with the investment returns of the U.S. stock market during a period of declining stock prices, thereby eliminating the diversification benefit the advisor would expect from including the absolute return fund within the Fund's investment portfolio. Although the advisor believes an appropriate level of investment in the absolute return fund could have the potential to reduce the volatility of the Fund's investment portfolio as a whole, an investment in the absolute return fund could experience high volatility and increase the Fund's overall volatility.

  o Currency trading risk is the chance that the absolute return fund could suffer losses from currency-related investments. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial or total loss of invested capital. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, the imposition of currency controls, the devaluation of a currency by a country's government or banking authority, or political developments in the United States or abroad.

  o Liquidity risk is the chance that the absolute return fund will invest in markets, assets, and instruments that are, or may become, illiquid. Vanguard expects that the absolute return fund will generally seek to invest in liquid markets, assets, and instruments, although the absolute return fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. In addition, Vanguard expects that the shares issued by the absolute return fund will be designed with redemption rights that are substantially similar to the redemption rights associated with mutual fund shares. If the absolute return fund's shares have such redemption rights, the Fund is likely to treat its investment in the absolute return fund as liquid. There is no assurance, however, that the absolute return fund's investments will not suddenly become illiquid for an indefinite period of time. Illiquidity could cause the absolute return fund to experience difficulties in valuing its portfolio holdings and may cause that fund to delay redemptions and/or honor redemption requests by the Fund with distributions of illiquid underlying portfolio holdings on an in-kind basis.

  o Leverage financing risk is the chance that the absolute return fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels. Vanguard expects that the absolute return fund will require the use of substantial leverage in order for its absolute return strategies to exhibit volatility and generate expected returns similar to the historic volatility and returns of the U.S. stock market. It is possible that the derivative or other counterparties that finance the leverage employed by the absolute return fund may not be able or willing to provide the level of financing that Vanguard believes is required to achieve its volatility and return targets.

  o Unregistered investment risk is the chance that the absolute return fund could lose money on investments that would not have been permitted or made had the absolute return fund been organized as a registered investment company. Because the absolute return fund will not register under any federal or state securities laws, including the Investment Company Act of 1940, potential investors in the absolute return fund, such as the Fund, will not have the regulatory protections provided to investors in registered and regulated investment companies.

For additional information on investment risks, see More on the Funds.



Performance/Risk Information
The Fund began operations on May 2, 2008, so performance information is not yet available.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. These expenses, along with the transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds, are reflected below in the line item for "Acquired Fund Fees and Expenses." See The Funds and Vanguard.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)     $20/Year/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses/2/                                0.58%/3/
Total Annual Fund Operating Expenses                              0.58%/4/
--------------------------------------------------------------------------------
1  If applicable, the account service fee will be assessed by redeeming fund shares in the amount of $20.
2  In addition to incurring Management Expenses and Other Expenses, the Fund's shareholders indirectly bear the annual net operating expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests.
   Acquired Fund Fees and Expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See "The
   Funds and Vanguard."
3  Over 50% of the Fund's Acquired Fund Fees and Expenses is attributable to the short sale dividend expenses reported by Vanguard Market Neutral Fund.
   Specifically, the Fund's Acquired Fund Fees and Expenses of 0.58% include
   0.30% of "Acquired Fund Short Sale Dividend Expenses," which represent a weighted average of the short sale dividend expenses reported by Vanguard
   Market Neutral Fund (estimated for the current fiscal year). See "Plain Talk
   About Acquired Fund Short Sale Dividend Expenses."
4  Total Annual Fund Operating Expenses would be 0.28% if Acquired Fund Short
   Sale Dividend Expenses were excluded. Vanguard Market Neutral Fund's short sale dividend expenses are expected to be offset by amounts the fund earns through short sale-related interest earnings and other investment returns.
   See "Plain Talk About Acquired Fund Short Sale Dividend Expenses."

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT ACQUIRED FUND SHORT SALE DIVIDEND EXPENSES

 The Managed Payout Funds are "funds of funds" that invest in underlying Vanguard funds (the Acquired Funds) as well as non-fund investments. Each Managed Payout Fund may invest in an Acquired Fund that engages in short sales of stock. A short sale occurs when the Acquired Fund sells a stock it does not own and then borrows the stock from a lending stockholder in order to settle the transaction. Until the borrowed stock is returned to the lending stockholder, the Acquired Fund is required to pay the lending stockholder the amount of any dividends paid on the borrowed stock. The Acquired Fund does not itself collect the dividends, thus the payment to the lending stockholder creates a net expense, which is recorded as a "short sale dividend expense" on the financial statements of the Acquired Fund and is reported as part of the Acquired Fund's expense ratio. It is important to note that when the Acquired Fund sells a stock short, the proceeds are typically held in cash which earns interest at a negotiated rate. This interest, when combined with the Acquired Fund's other investment returns, is expected to be greater than the short sale dividend expense the Acquired Fund incurs through its payments to the lending stockholder. These combined amounts are expected to offset the Acquired Fund's short sale dividend expenses and thereby reduce the total expenses the Managed Payout Funds bear through their investment in the Acquired Fund.
--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

               1 Year     3 Years
---------------------------------
                  $59        $186
---------------------------------



This example should not be considered to represent actual expenses or performance for the future.

Additional Information
---------------------------------------------------------------------------------------------
Investment Advisor          The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------
Distributions               The Fund's twelve scheduled distributions in each year are made monthly, at mid-month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year, in order to comply with applicable law. Generally speaking, distributions will be paid to you in cash, unless you elect to reinvest in more
                            shares of the Fund. The Fund generally automatically reinvests all additional distributions required to comply with applicable law in more shares of the Fund. These additional shares can be redeemed under the same terms and conditions as any other
                            shares of the Fund.
---------------------------------------------------------------------------------------------
Suitable for IRAs           Yes
---------------------------------------------------------------------------------------------
Inception Date              May 2, 2008
---------------------------------------------------------------------------------------------
Minimum Initial Investment  $25,000
---------------------------------------------------------------------------------------------
Newspaper Abbreviation      MdgPayGr&D
---------------------------------------------------------------------------------------------
Vanguard Fund Number        1498
---------------------------------------------------------------------------------------------
CUSIP Number                92205M200
---------------------------------------------------------------------------------------------
Ticker Symbol               VPGDX
---------------------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD MANAGED PAYOUT DISTRIBUTION FOCUS FUND


Investment Objective
The Fund seeks to make monthly distributions of cash while providing capital preservation over the long term.


Primary Investment Strategies
The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The Fund may allocate its assets across a broadly diversified selection of opportunities--such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments--in proportions that reflect the advisor's evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The Fund does not maintain a fixed asset allocation policy, and the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor's risk and return expectations. While the Fund has flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

.. Stocks. The Fund may invest in Vanguard Total Stock Market Index Fund, Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund (or other Vanguard stock index funds) to capture the investment returns of the overall equity markets. The Fund may also invest in Vanguard REIT Index Fund in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). The Fund will, through its investments in Vanguard stock index funds, indirectly hold large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

.. Bonds and Cash. The Fund may invest in Vanguard Total Bond Market Index Fund (or other Vanguard bond index funds) to capture the investment returns of the overall fixed income market in the United States. Through its investments in one or more Vanguard bond index funds, the Fund will indirectly hold a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--with maturities of more than
1 year. The Fund may allocate a portion of its assets to a Vanguard money market fund investing in high-quality, short-term money market instruments.

.. Inflation-Linked Investments. The Fund may invest in Vanguard
Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

.. Other Investments. The Fund may invest in selected other investments ("other investments") that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. The Fund's potential other investments are described below.

  o Commodity-Linked Investments. The Fund may allocate a portion of its assets to investments that create exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. The Fund's commodity-linked investments may not be structured to conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. The Fund's commodity-linked investments may consist of any combination of commodity futures contracts, options on commodity futures contracts, commodity-linked total return swaps, commodity-linked structured notes, and other commodity-linked instruments or investments.


  o Market Neutral Investments. The Fund may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund uses multiple investment advisors, each of which independently selects and maintains a diversified portfolio of equity securities for the fund. The fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock's volatility relative to the volatility of the general stock market. Each advisor attempts to achieve beta neutrality by selecting for its portion of the fund, long and short positions that, in the aggregate, produce a total portfolio with a beta close to zero.

     Each advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities the advisor considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the fund attempts to limit the effect of market movements on portfolio performance. Each advisor uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. If the fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisors' security selections, with limited exposure to general stock market risk.


  o Investments in a Prospective Absolute Return Fund. The Fund may invest in a private investment fund that Vanguard may establish and manage (the "absolute return fund"). Vanguard expects that the absolute return fund will seek to generate capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. If the absolute return fund commences operations, it is expected to employ multiple strategies, each of which will seek to produce investment returns that have two key characteristics: (1) volatility that is similar in magnitude to the historic volatility of the U.S. stock market; and (2) performance over the long term comparable to, but independent of the direction and timing of, U.S. stock returns. Some of the absolute return fund's strategies may be designed to capture risk premiums through investment opportunities arising from the structure, pricing, liquidity, volatility, or other features of the financial markets. Other strategies employed by the absolute return fund may be designed to take advantage of relative value differences perceived among securities or across the financial markets. To the extent that a strategy contemplated for use in the absolute return fund would be expected to exhibit lower volatility than the historic volatility of the U.S. stock market, the absolute return fund may use substantial leverage to amplify the volatility and expected returns of the strategy to targeted levels.

     The absolute return fund's strategies may be implemented through direct or indirect investments in stocks, bonds, hybrid securities, commodities, currencies, and other asset classes or investments. The absolute return fund may employ leverage, derivatives, short sales, and other complex investment techniques or transactions as part of its investment program. As of the date of this prospectus, Vanguard had not made a decision to establish the absolute return fund and the Fund had not made a decision to invest in the absolute return fund in the future. Vanguard expects that the absolute return fund will not be organized as a mutual fund and will not be registered under any federal or state securities laws, including the Investment Company Act of 1940.


Managed Distribution Policy
The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year (other than the first calendar year of the Fund) will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on the Fund's performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as calculated below) times the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

                                                       Average daily
Monthly distribution   =       7%        x     value of hypothetical account
                                                over prior 3 calendar years
                           -------------     ----------------------------------
per share                      12                 Number of shares held by
                                             hypothetical account at the end of
                                                  the prior calendar year


Please note that the Fund's managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) times the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year. A modified version of the formula will be used until the Fund has established three calendar years of history. In the first calendar year of the Fund, the monthly per-share distribution for that year will be determined as of a date selected by Vanguard and will be based on the initial per share value of the hypothetical account. In the second calendar year, the average daily balance of the hypothetical account over the prior calendar year (or the portion of the prior calendar year for which the Fund was in existence) will be used to determine the monthly distribution per share. In the third calendar year, the average daily balance of the hypothetical account over the prior two calendar years will (or the portion of the prior two calendar years for which the Fund was in existence) be used to determine the monthly distribution per share.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or as distributions from other funds it holds). In addition, given its managed distribution policy, the Fund's distributions may be treated in part as a return of capital. For additional information on the Fund's managed distribution policy, see Dividends, Capital Gains, and Taxes.


Primary Risks
The Fund's investment strategies are intended to create a moderate level of risk for the Fund. An investment in the Fund, however, could lose money over short, intermediate, or even long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that its investment strategies will succeed.

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy irrespective of the Fund's investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.

The Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash distributions could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash distributions you will receive from the Fund.

In addition to being subject to the risks described above, the Fund is also subject to manager risk and, depending on the allocation of Fund assets among eligible asset classes and investments, proportionately subject to one or more of the additional risks described below. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance and reduce Fund distributions.

.. Manager risk is the chance that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund either to fail to achieve its objective or to generate lower returns than were possible from different investment selections and/or asset allocation decisions. The advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up the Fund's investment portfolio. In making such decisions, the advisor must, among other tasks, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve the Fund's investment objective. These decisions are based in part upon the advisor's forecasts and estimates and analysis of historical events, as well as other aspects of quantitative analysis and professional judgment. The advisor's decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor's allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective.

  There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund's investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations will in fact exhibit low correlations in the future. It is possible that the returns and direction of the Fund's asset classes and investments may suddenly converge, thereby magnifying the risks of the Fund's portfolio as a whole, with the potential for significant losses and significant reductions in the dollar amount of monthly distributions by the Fund. Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund's asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

.. Stock risk includes risks associated with investments in underlying funds that invest in U.S. or foreign stocks, and consists of stock market risk, currency risk, country/ regional risk, emerging markets risk, and REIT stock risk. Stock market risk is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Investments in foreign foreign stocks are associated with the following risks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions; and emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets. REIT stock risk includes risks associated with investments in an underlying fund that invests primarily in REITs, and includes real estate industry risk and investment style risk, as well as stock market risk (described above) and interest rate risk (described below). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

.. Bond risk includes risks associated with investments in underlying funds that invest in bonds or money market instruments, and consists of the following risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that an underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return; call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates; and, to a limited extent, event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring. If an underlying fund holds a bond that is called, the fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

.. Inflation-linked investment risk includes risks associated with investments in an underlying fund that invests primarily in inflation-indexed securities, and consists of the risk of considerable income fluctuations associated with changes in inflation, as well as bond risks.

.. Commodity-linked investment risk includes risks associated with investments that create exposure to the total return of exchange-traded futures contracts on physical commodities. These risks consist of commodity futures trading risk, structured note risks, and derivatives risks. Commodity futures trading risk relates to the fact that commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, the Fund could lose all or substantially all of its investment in instruments linked to the returns of commodity futures. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors' expectations concerning interest rates; domestic and foreign inflation rates and investors' expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and acts of God. Structured note risks are the risks associated with investments in commodity-linked structured notes, which include commodity futures trading risk and bond risk (described above).

  Derivatives risks include risks associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, rates, or indexes. Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested--in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, rates, or indexes. The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed, partial, or even non-payment of amounts due under the derivative contract.


.. Market neutral investment risk includes risks associated with an investment in Vanguard Market Neutral Fund, and consists of strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk. Strategy risk is the chance that the long/short market neutral investment strategy used by the Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills. The fund's use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. Short-selling risk is the chance that the fund will lose money in connection with its short sales of securities. Short selling allows an investor to profit from declines in the price of securities. To engage in a short sale, the fund must "borrow" securities for a fee. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling involves higher transaction costs than long-only investing. To close out short positions, the fund may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The fund's loss on a short sale is potentially unlimited, because there is no upward limit on the price a borrowed security could attain.


Manager risk is the chance that poor security selection or strategy execution will cause the Market Neutral Fund to fail to achieve its investment objective or to underperform other funds with a similar investment strategy. An advisor's security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. The fund's advisors could have different opinions on the valuation of a particular security, which could affect their investment decisions. For example, one advisor could take a short position in a security at the same time that the other advisor has taken a long position in the same security. In that event, any gain from the short position may be partially or totally offset by a decline in the long position, or vice versa. Investment risk is the chance that the Market Neutral Fund's advisors take positions in securities, intentionally or unintentionally, that increase the fund's sensitivity to certain investment factors. These factors may include market capitalization of underlying securities, growth and/ or value spread, and other factors. The fund's exposure to these factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk, or cause it to underperform other funds with a similar investment strategy. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Risks of prospective absolute return fund. If Vanguard establishes the absolute return fund, the risks associated with the absolute return fund are expected to include leverage risk, manager risk, currency trading risk, liquidity risk, leverage financing risk, and unregistered investment risk (described below) as well as stock risk, bond risk, short selling risk, and derivatives risk (described above). It is possible for the Fund to experience a total loss of the entire amount it may in the future invest in the absolute return fund.

  o Leverage risk includes the fact that the returns from a leveraged investment will be more volatile than returns from the underlying investment and the chance that leveraged losses will exceed the principal amount invested. Leverage exists when an investor achieves the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the entity or instrument achieving the return. Leverage magnifies the effect of gains and losses. Vanguard expects that the absolute return fund, if established, may employ substantial leverage in connection with its investments. The absolute return fund's losses from its leveraged investments could result in a total loss of all amounts the Fund invests in the absolute return fund. Vanguard expects that the absolute return fund, if established, will issue shares of capital stock or other equity interests that limit the personal liability of shareholders to the amount invested in the absolute return fund. In that case, the Fund, as a shareholder of the absolute return fund, would be legally protected from losing more than the cash amount the Fund invested in the absolute return fund.

  o Manager risk is the chance that poor investment selections will cause the absolute return fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections. The absolute return fund does not exist as of the date of this prospectus and, if established, its future success will depend upon the expertise of Vanguard, which has only limited experience in managing absolute return investment strategies. If the absolute return fund commences operations, it will be subject to the risk that Vanguard will not be successful in executing one or more absolute return strategies. The absolute return fund's investment program may be considered speculative and is expected to involve substantial risks. There is no guarantee that the absolute return fund will achieve its investment objective or that its strategies will succeed. The absolute return fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall. Absolute return investing is complex and may involve greater risk than investing in a balanced portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the absolute return fund will have low correlation with the returns of the U.S. stock market. It is possible that the investment returns of the absolute return fund may suddenly converge with the investment returns of the U.S. stock market during a period of declining stock prices, thereby eliminating the diversification benefit the advisor would expect from including the absolute return fund within the Fund's investment portfolio. Although the advisor believes an appropriate level of investment in the absolute return fund could have the potential to reduce the volatility of the Fund's investment portfolio as a whole, an investment in the absolute return fund could experience high volatility and increase the Fund's overall volatility.

  o Currency trading risk is the chance that the absolute return fund could suffer losses from currency-related investments. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial or total loss of invested capital. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, the imposition of currency controls, the devaluation of a currency by a country's government or banking authority, or political developments in the United States or abroad.

  o Liquidity risk is the chance that the absolute return fund will invest in markets, assets, and instruments that are, or may become, illiquid. Vanguard expects that the absolute return fund will generally seek to invest in liquid markets, assets, and instruments, although the absolute return fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. In addition, Vanguard expects that the shares issued by the absolute return fund will be designed with redemption rights that are substantially similar to the redemption rights associated with mutual fund shares. If the absolute return fund's shares have such redemption rights, the Fund is likely to treat its investment in the absolute return fund as liquid. There is no assurance, however, that the absolute return fund's investments will not suddenly become illiquid for an indefinite period of time. Illiquidity could cause the absolute return fund to experience difficulties in valuing its portfolio holdings and may cause that fund to delay redemptions and/or honor redemption requests by the Fund with distributions of illiquid underlying portfolio holdings on an in-kind basis.

  o Leverage financing risk is the chance that the absolute return fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels. Vanguard expects that the absolute return fund will require the use of substantial leverage in order for its absolute return strategies to exhibit volatility and generate expected returns similar to the historic volatility and returns of the U.S. stock market. It is possible that the derivative or other counterparties that finance the leverage employed by the absolute return fund may not be able or willing to provide the level of financing that Vanguard believes is required to achieve its volatility and return targets.

  o Unregistered investment risk is the chance that the absolute return fund could lose money on investments that would not have been permitted or made had the absolute return fund been organized as a registered investment company. Because the absolute return fund will not register under any federal or state securities laws, including the Investment Company Act of 1940, potential investors in the absolute return fund, such as the Fund, will not have the regulatory protections provided to investors in registered and regulated investment companies.

For additional information on investment risks, see More on the Funds.



Performance/Risk Information
The Fund began operations on May 2, 2008, so performance information is not yet available.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. These expenses, along with the transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds, are reflected below in the line item for "Acquired Fund Fees and Expenses." See The Funds and Vanguard.

Shareholder Fees
(Fees paid directly from your investment)
---------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                            None
---------------------------------------------------------------------------------
Purchase Fee                                                        None
---------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                 None
---------------------------------------------------------------------------------
Redemption Fee                                                      None
---------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)       $20/Year/1/
---------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
---------------------------------------------------------------------------------
Management Expenses                                                 None
---------------------------------------------------------------------------------
12b-1 Distribution Fee                                              None
---------------------------------------------------------------------------------
Other Expenses                                                      None
---------------------------------------------------------------------------------
Acquired Fund Fees and Expenses/2/                                  0.57%/3/
Total Annual Fund Operating Expenses                                0.57%/4/
---------------------------------------------------------------------------------
1  If applicable, the account service fee will be assessed by redeeming fund shares in the amount of $20.
2  In addition to incurring Management Expenses and Other Expenses, the Fund's shareholders indirectly bear the annual net operating expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests.
   Acquired Fund Fees and Expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See "The
   Funds and Vanguard."
3  Over 50% of the Fund's Acquired Fund Fees and Expenses is attributable to the short sale dividend expenses reported by Vanguard Market Neutral Fund.
   Specifically, the Fund's Acquired Fund Fees and Expenses of 0.57% include
   0.30% of "Acquired Fund Short Sale Dividend Expenses," which represent a weighted average of the short sale dividend expenses reported by Vanguard
   Market Neutral Fund (estimated for the current fiscal year). See "Plain Talk
   About Acquired Fund Short Sale Dividend Expenses."
4  Total Annual Fund Operating Expenses would be 0.27% if Acquired Fund Short
   Sale Dividend Expenses were excluded. Vanguard Market Neutral Fund's short sale dividend expenses are expected to be offset by amounts the fund earns through short sale-related interest earnings and other investment returns.
   See "Plain Talk About Acquired Fund Short Sale Dividend Expenses."

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT ACQUIRED FUND SHORT SALE DIVIDEND EXPENSES

 The Managed Payout Funds are "funds of funds" that invest in underlying Vanguard funds (the Acquired Funds) as well as non-fund investments. Each Managed Payout Fund may invest in an Acquired Fund that engages in short sales of stock. A short sale occurs when the Acquired Fund sells a stock it does not own and then borrows the stock from a lending stockholder in order to settle the transaction. Until the borrowed stock is returned to the lending stockholder, the Acquired Fund is required to pay the lending stockholder the amount of any dividends paid on the borrowed stock. The Acquired Fund does not itself collect the dividends, thus the payment to the lending stockholder creates a net expense, which is recorded as a "short sale dividend expense" on the financial statements of the Acquired Fund and is reported as part of the Acquired Fund's expense ratio. It is important to note that when the Acquired Fund sells a stock short, the proceeds are typically held in cash which earns interest at a negotiated rate. This interest, when combined with the Acquired Fund's other investment returns, is expected to be greater than the short sale dividend expense the Acquired Fund incurs through its payments to the lending stockholder. These combined amounts are expected to offset the Acquired Fund's short sale dividend expenses and thereby reduce the total expenses the Managed Payout Funds bear through their investment in the Acquired Fund.
--------------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

                      1 Year     3 Years
----------------------------------------
                         $58        $183
----------------------------------------


This example should not be considered to represent actual expenses or performance for the future.

Additional Information
---------------------------------------------------------------------------------------------
Investment Advisor          The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------
Distributions               The Fund's twelve scheduled distributions in each year are made monthly, at mid-month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year, in order to comply with applicable law. Generally speaking, distributions will be paid to you in cash, unless you elect to reinvest in more
                            shares of the Fund. The Fund generally automatically reinvests all additional distributions required to comply with applicable law in more shares of the Fund. These additional shares can be redeemed under the same terms and conditions as any other
                            shares of the Fund.
---------------------------------------------------------------------------------------------
Suitable for IRAs           Yes
---------------------------------------------------------------------------------------------
Inception Date              May 2, 2008
---------------------------------------------------------------------------------------------
Minimum Initial Investment  $25,000
---------------------------------------------------------------------------------------------
Newspaper Abbreviation      MdgPayDisF
---------------------------------------------------------------------------------------------
Vanguard Fund Number        1499
---------------------------------------------------------------------------------------------
CUSIP Number                92205M309
---------------------------------------------------------------------------------------------
Ticker Symbol               VPDFX
---------------------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Funds' investment objectives are not fundamental and may be changed without a shareholder vote. As "funds-of-funds," the Managed Payout Funds achieve their investment objectives by investing primarily in other Vanguard mutual funds but also in other potential investments. Because each Managed Payout Fund holds only a limited number of underlying funds, each Fund is classified as nondiversified. However, through its investments in these underlying funds, and through other investments, each of the Managed Payout Funds is generally expected to maintain a broadly diversified portfolio.


Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, cash, and other asset classes or investments--is one of the most critical decisions you can make as an investor. Each Managed Payout Fund invests in Vanguard mutual funds and other potential investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The advisor's goal for each Fund is to construct a broadly diversified portfolio that achieves the Fund's investment objective.

The advisor has appointed an investment committee for the Funds. The investment committee makes three key asset allocation decisions for the Funds. First, the committee identifies eligible asset classes and investments for each Fund. Second, the committee establishes strategic asset allocation ranges specifying the Funds' minimum and maximum long-term allocations to eligible asset classes and investments. Third, the committee establishes a short-to-intermediate-term asset allocation target for each Fund. The committee's asset allocation targets govern the portfolio manager's day-to-day investment decisions for each Fund.

The investment committee's decisions are based, in part, on a consideration of a wide range of strategic inputs, which may include some combination of the following factors (or others): the Funds' prior performance; value at risk and expected shortfall; volatility; macroeconomic factors; current and expected market conditions; cash flows; estimates of changes in the spreads between the expected returns of eligible asset classes and investments; historical and expected correlations between and among asset classes and investments; quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve a Fund's investment objective; and the results of stress tests. The investment committee's decisions are also based on the collective professional judgment of its members. The Funds are managed in accordance with a variety of statistical and compliance-based risk management controls and procedures.

The Funds do not have fixed asset allocations but have flexibility, subject to applicable law, to invest substantially in a single asset class or investment, although the Funds are generally expected to invest their assets across multiple asset classes or investments. The assets of each Fund are independently allocated based on the Fund's investment objective. The exact proportion of each asset class or investment held by a Fund may change to reflect shifts in the advisor's risk-and-return expectations.


Funds Suited for Investors with Specific Goals
Each Managed Payout Fund is expected to suit investors with specific goals, although some overlap is possible.


Growth Focus Fund         This Fund is expected to have the greatest appeal to investors who seek initially only a modest current payout from their assets, but who wish to see their payouts and capital increase over time. This Fund has adopted a managed distribution policy with a 3% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* Compared to the other Managed Payout Funds, this Fund has a higher probability of generating growth in both payouts and capital that exceeds inflation, resulting in long-term capital appreciation.
Growth and Distribution   This Fund is likely to appeal to investors who want to balance a need for a
Fund                      current payout from their assets with the desire to maintain the purchasing power of their payouts and capital over the long term. This Fund has adopted a managed distribution policy with a 5% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* The Fund is expected to provide inflation protection and capital preservation over the long term.
Distribution Focus Fund   This Fund is likely to appeal to investors who require a greater payout level to satisfy current spending needs. This Fund has adopted a managed distribution policy with a
                          7% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years.* Although the
                          Fund's payouts and capital are not expected to grow at a rate that keeps pace with inflation, the Fund does seek to preserve the "nominal" (or original) value of invested capital over the long term.

* For information about the Funds' managed distribution policies, see Dividends, Capital Gains, and Taxes.

In deciding whether any Managed Payout Fund is right for you, it is important to consider how each Fund is expected to perform over time, among other key considerations. Because each Fund has a different investment objective, investment portfolio, and managed distribution policy, each Fund is expected to perform differently. Choosing among the three Funds generally involves a trade-off between shorter-term spending needs and longer-term goals. All things being equal, selecting a Fund with a lower annual distribution rate is expected to result in the investor, over the long term, receiving higher monthly payments and having a higher account balance than if the investor had instead selected a Fund with a higher annual distribution rate. This somewhat counter-intuitive result is best explained by an example.

The following hypothetical example assumes that a single "buy-and-hold" investment is made in each Fund on a single day, and that no purchases (other than mandatory reinvestments in additional Fund shares) or redemptions are made in the future. The example also assumes that each Fund achieves its investment objective over the long term, and that annual inflation is greater than zero over that period. Based on these assumptions, the Funds are expected to perform as follows:

.. The Growth Focus Fund is expected to have the lowest short-term payout and the highest long-term payout and growth of capital. Because the Growth Focus Fund has the lowest annual distribution rate, initially this Fund will generate the lowest dollar amount of monthly distributions to shareholders, as compared with the other two Funds. Eventually, however, the Growth Focus Fund is expected to generate long-term capital appreciation, which is expected to result in the Growth Focus Fund making a higher dollar amount of monthly distributions than the Growth and Distribution Fund and the Distribution Focus Fund. That is because the Growth Focus Fund, by virtue of its modest annual distribution rate, puts comparatively more of its assets to work from the beginning; also, this Fund invests more aggressively than the other Funds by allocating comparatively more of its assets to higher-return/higher-risk investments. These two factors should allow the Growth Focus Fund more opportunity to seek capital appreciation than the other Funds.

.. The performance of the Growth and Distribution Fund is expected to fall somewhere between the performance of the Growth Focus Fund and the Distribution Focus Fund. Because the Growth and Distribution Fund has, compared with the other two Funds, an intermediate annual distribution rate, the dollar amount of its initial monthly distributions will fall somewhere between the dollar amount of the initial monthly distributions of the Growth Focus Fund and those of the Distribution Focus Fund. Over time, however, the higher annual distribution rate of the Growth and Distribution Fund, along with its comparatively less aggressive investment program, is expected to cause its long-term performance to lag the performance of the Growth Focus Fund. By contrast, the Growth and Distribution Fund is expected, over the long term, to generate a higher dollar amount of monthly distributions, and have better performance, than the Distribution Focus Fund, which has a higher annual distribution rate and a comparatively conservative investment program.

.. The Distribution Focus Fund is expected to have the highest short-term payout and the lowest long-term payout and capital growth. Initially, the Distribution Focus Fund will generate monthly distributions that exceed the monthly distributions generated by the other two Funds. Eventually, however, the Distribution Focus Fund's higher annual distribution rate, comparatively conservative investment program, and lack of inflation protection are expected to cause its monthly distributions, as well as its performance, to lag the monthly distributions and performance of the Growth Focus Fund and the Growth and Distribution Fund.

These hypothetical examples should not be considered to represent actual performance, distributions, or inflation for the future. Expectations about future inflation or about the Funds' future relative performance or distributions are not a guarantee of future inflation or of the Funds' actual future relative performance or distributions. It is possible that an investment in a Fund could lose money over short, intermediate, or even long periods of time. Results may vary substantially over time. There is no guarantee that any Fund will achieve its investment objective or that its investment strategies will succeed. It is possible for a Fund's monthly distributions to increase or decrease from one year to the next over several years because monthly distributions during any calendar year are based on the Fund's performance over the previous three years. The Funds are not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETIREMENT INVESTING: 'REAL' RETURNS VERSUS 'NOMINAL' RETURNS

 In retirement, the primary purpose of your investment portfolio is to meet current and future spending needs. If you have accumulated adequate retirement savings, it should be relatively easy to generate sufficient cash to satisfy a reasonable level of spending in the near term. It is important, however, to consider the destructive effects that inflation can have on the purchasing power of your retirement portfolio over time. Inflation--the increase in the price of goods and services--can wreak havoc on a long-term investor's money. Unless the returns of your retirement portfolio keep place with inflation, your money's purchasing power will erode over time, with the risk that you may run out of money. Because inflation's erosion of value increases over time, the longer you expect to live, the more concerned you should be about your retirement portfolio's future purchasing power. Based on the average inflation rate of about 3% (annualized Consumer Price Index
 (CPI), 1926-2007), half of your retirement portfolio's purchasing power would be lost in less than 25 years.

 A retirement investment, then, should be evaluated not only for its expected gross total return (the "nominal" return) but also for its expected total return as reduced to take into account the effects of inflation (the "real" return). (Because every retiree has his or her own personal spending pattern, or "personal inflation rate," it may not be appropriate to base investment decisions on a broad inflation average, such as CPI. For example, some services, such as health care, may make up a larger portion of personal spending in retirement, and have been increasing in cost at rates exceeding CPI.) Ideally, a retiree should seek real returns that match his or her expected retirement spending rate plus a reserve for unplanned medical or other expenses.
--------------------------------------------------------------------------------


[FLAG]
An investment in a Fund could lose money over short, intermediate, or even long periods of time because each Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that a Fund will achieve its investment objective or that its investment strategies will succeed.

Each Fund is expected to continue to make monthly cash distributions under its managed distribution policy irrespective of the Fund's investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, a Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if a Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.


Each Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of a Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of a Fund's monthly cash distributions could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the capital markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from a Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash distributions you will receive from the Fund.


Security Selection
Each Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund.

[FLAG]
Each Fund is subject to manager risk, which is the chance that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections and/or asset allocations. The advisor uses quantitative analysis and professional judgment to select the asset classes and investments that make up the Fund's investment portfolio. In making such decisions, the advisor must, among other tasks, monitor and evaluate the expected risks, returns, and correlations of eligible assets classes and investments, as well as the likelihood that the selected combination will achieve the Fund's investment objective. These decisions are based in part upon the advisor's forecasts and estimates and analysis of historical events, as well as other aspects of quantitative analysis and professional judgment. The advisor's decisions may, for a variety of reasons, fail to accurately predict the actual risk, returns, and correlations of the asset classes and investments held by the Fund. Among the reasons predictions could be inaccurate are scarcity of historical data about certain asset classes or investments, the fact that future events may not follow historical norms, and the potential for human error. It is possible that the advisor's allocation of Fund assets across specific asset classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective.


There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund's investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations will in fact exhibit low correlations in the future. It is possible that the returns and direction of the Fund's asset classes and investments may suddenly converge, thereby magnifying the risks of the Fund's portfolio as a whole, with the potential for significant losses and significant reductions in the dollar amount of monthly distributions by the Fund.


Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund's asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

The investment portfolio of each Fund will be managed to ensure that the Fund qualifies as a regulated investment company for federal income tax purposes.

Stocks
By owning shares of Vanguard stock index funds, each of the Managed Payout Funds indirectly invests, to varying degrees, in a diversified selection of U.S. stocks, including large-, mid-, and small-capitalization stocks diversified across growth and value styles. Each of the Managed Payout Funds also indirectly invests in a diversified selection of stocks of companies located in developed and emerging markets around the world.


[FLAG]
Each Fund is subject to risks associated with investments in stocks. Stock prices overall may decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2007)

              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.2      10.4       11.1       11.4
-----------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


[FLAG]
Each Fund is subject to risks associated with investments in foreign stocks. Stocks of foreign companies located in established and emerging markets around the world are subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the values of securities issued by companies in a particular country or an entire region. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Stocks of companies located in emerging markets are subject to the risk that emerging markets may be substantially more volatile, and substantially less liquid, than the more developed foreign markets.

Each of the Managed Payout Funds may allocate a portion of its assets to Vanguard REIT Index Fund, which invests primarily in stocks issued by equity REITs.


[FLAG]
Depending on the amount of Fund assets allocated to Vanguard REIT Index Fund, each Fund could be hurt by risks associated with an investment in REITs, which include real estate industry risk and investment style risk, as well as stock market risk and interest rate risk (described above). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.


Bonds
By owning shares of Vanguard bond index funds, each of the Managed Payout Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities. The credit quality of bonds held by the underlying funds is expected to be very high.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/
                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955        $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858         1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786         1,299
------------------------------------------------------------------------------
1 Assuming a 5% yield.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

[FLAG]
Depending on the amount of Fund assets allocated to bond funds, a Fund could be hurt by risks associated with investments in bonds. Generally speaking, bond investments are subject, in varying degrees, to interest rate risk, income risk, call risk, credit risk, and, to a limited extent, event risk. Interest rate risk is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds. Changes in interest rates will affect bond income as well as bond prices. Income risk is the chance that an investor's income will decline because of falling interest rates. An investor holding bonds will experience a decline in income when interest rates fall because the investor over time must invest in lower-yielding bonds. Income risk is generally higher for investments in short-term bonds and lower for funds holding long-term bonds. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. If an underlying fund holds a bond that is called, the fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the investor's income. For mortgage-backed securities, this risk is known as prepayment risk. Credit risk is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an investor's return. Event risk is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

Short-Term Investments
Each of the Managed Payout Funds may invest a portion of its assets in a Vanguard money market fund.

[FLAG]
While designed as low risk investments, money market instruments, like most bonds, are subject to income risk and credit risk.


Inflation-Linked Investments
Each of the Managed Payout Funds may allocate a portion of its assets to Vanguard Inflation-Protected Securities Fund, which invests primarily in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) It is important to note that, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate.
--------------------------------------------------------------------------------


[FLAG]
Depending on the amount of assets allocated to Vanguard Inflation-Protected Securities Fund, a Fund could be hurt by risks associated with an investment in inflation-indexed securities, which include the risk of considerable income fluctuations associated with changes in inflation, as well as bond risks (described above).

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the CPI since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
--------------------------------------------------------------------------------



Other Investments
Each of the Managed Payout Funds may invest in selected other investments ("other investments") that have historically generated capital appreciation over the long-term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. The Fund's potential other investments include commodity-linked investments, investments in Vanguard Market Neutral Fund, and investments in a prospective absolute return fund. These investments are described below.


Commodity-Linked Investments
A Fund may allocate a portion of its assets to investments that create exposure to the total return of a diversified basket of exchange-traded futures contracts on physical commodities. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets. The Fund's commodity-linked investments may not be structured to conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. The Fund's commodity-linked investments may consist of any combination of commodity futures contracts, options on commodity futures contracts, commodity-linked total or return swaps, commodity-linked structured notes, and other commodity-linked instruments or investments.

To illustrate the volatility of commodity futures prices, the following table shows the best, worst, and average annual total returns for the U.S. commodities futures market over various periods as measured by the S&P GSCI/TM/ Total Return Index, a widely used barometer of commodity futures activity. (This index measures a fully collateralized commodity futures investment that is rolled forward from the 5th to the 9th business day of each month.) Note that the returns shown do not include the costs of buying and selling these investments or other expenses that a real-world investment portfolio would incur, and the return on this index is significantly different from the return on buying physical commodities.

U.S. Commodity Futures Returns*
(1983-2007)
                   1 Year          5 Years          10 Years          20 Years
-------------------------------------------------------------------------------
Best               49.74%           23.60%            15.21%          10.84%
-------------------------------------------------------------------------------
Worst             -35.75            -4.53              2.11            9.08
-------------------------------------------------------------------------------
Average            12.64            10.53              8.40            9.89
-------------------------------------------------------------------------------
*  Returns represent cumulative average returns over all one-year periods, and all 5-, 10-, and 20- year consecutive periods from 1983 to 2007.



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1983 through 2007. You can see, for example, that while the average return on commodity futures for all of the 5-year periods was 10.53%, average returns for individual 5-year periods ranged from -4.53% to 23.60%. These average returns reflect past performance of commodity futures; you should not regard them as an indication of future performance of either the commodities futures market as a whole or the Funds in particular. Also note that the returns of the index only measure the returns of the specific commodity futures contracts tracked by the index over the relatively short period covered by the index. The returns of the index may not necessarily illustrate the volatility of commodity futures contracts not included within the index and may not necessarily illustrate the historic volatility of the commodity futures market as a whole.

Because the history of the S&P GSCI Total Return Index is relatively short, we also illustrate the volatility of commodity futures prices as reflected by the prices of physical commodities that are bought for immediate delivery ("on the spot"). The following table shows the best, worst, and average annual total returns for the U.S. commodity market as measured by the CRB Spot Index/TM/ over various periods from 1948 through 2007. (This index is a measure of price movements of 22 basic physical commodities whose markets are presumed to be among the first to be influenced by changes in economic conditions.) The spot return for a physical commodity represents the return from changes in the price of the commodity. While the CRB Spot Index only captures the spot return of physical commodities and does not capture the total return of commodity futures, it does serve as a reasonable proxy for the volatility of commodity futures prices in general, because the change in the spot prices of physical commodities has been the largest source of volatility in the commodities futures market over time. Note that the returns shown do not include the costs of buying, storing, and selling physical commodities or other expenses that a real-world commodity portfolio would incur.

U.S. Commodity Futures Returns*
(1948-2007)
                    1 Year          5 Years          10 Years         20 Years
-------------------------------------------------------------------------------
Best                58.25%           15.37%            10.32%            5.57%
-------------------------------------------------------------------------------
Worst              -19.02            -6.94             -4.49             -1.80
-------------------------------------------------------------------------------
Average             2.73              1.87              1.77              2.29
-------------------------------------------------------------------------------
*  Returns represent cumulative average returns over all one-year periods, and all 5-, 10-, and 20- year consecutive periods from 1948 to 2007.


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1948 through 2007. You can see, for example, that while the average return on commodities for all of the 5-year periods was 1.87%, average returns for individual 5-year periods ranged from -6.94% to 15.37%. These average returns reflect past performance of the index; you should not regard them as an indication of future performance of either the commodities market as a whole or the Funds in particular.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COMMODITIES

 Commodities are raw materials used to create the goods that consumers buy.
 They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals.
 Commodities can be purchased for immediate delivery ("on the spot") or delivery within a specific time period in the future under the terms of a futures contract. An exchange-traded commodity futures contract provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month. A futures contract on an index of commodities provides for the payment and receipt of cash, based on the level of the index at settlement or liquidation of the contract. Unlike equity securities, futures contracts, by their terms, have stated expirations and, at a specified time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out a position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as "rolling." An investor will profit from rolling a futures contract if the cost for the new contract is lower than the cost of the expiring contract. Conversely, an investor will lose money by rolling a futures contract if the cost for the new contract is higher than the cost of the expiring contract.
--------------------------------------------------------------------------------

[FLAG]
Depending on the amount of Fund assets allocated to investments that create exposure to the total return of exchange-traded futures contracts on physical commodities, each Fund could be hurt by risks associated with an investment in commodity-linked investments, which include commodity futures trading risk, structured note risks, and derivatives risks.

Commodity futures trading risk relates to the fact that commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, the Fund could lose all or substantially all of its investment in instruments linked to the returns of commodity futures. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors' expectations concerning interest rates; domestic and foreign inflation rates and investors' expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and acts of God. Structured note risks are the risks associated with investments in commodity-linked structured notes, which include commodity futures trading risk and bond risk (described above).

Derivatives risks include risks associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Derivatives may involve risks different from, and possibly greater than, investments in the underlying securities, assets, rates, or indexes. Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested--in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, rates, or indexes. The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The use of a derivative subjects the investor to the risk of non-performance by the counterparty, potentially resulting in delayed, partial, or even non-payment of amounts due under the derivative contract.

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--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------




Market Neutral Investments
Each of the Managed Payout Funds may invest in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. The Market Neutral Fund uses multiple investment advisors, each of which independently selects and maintains a diversified portfolio of common stocks for the fund. The advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. The Market Neutral Fund follows a market neutral strategy, which the fund defines as a strategy designed to produce a portfolio that is neutral with respect to general stock market risk, sometimes referred to as beta neutrality. Beta is a measure of a stock's volatility relative to the volatility of the general stock market. Each advisor attempts to achieve beta neutrality by selecting for its portion of the Market Neutral Fund, long and short positions that, in the aggregate, produce a total portfolio with a beta close to zero. Each advisor for the Market Neutral Fund buys equity securities it considers to be undervalued and sells short securities the advisor considers to be overvalued, in amounts that it believes will achieve market neutrality. By taking long and short positions in different securities, the Market Neutral Fund attempts to limit the effect of market movements on portfolio performance. Each advisor for the Market Neutral Fund uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, countries, or other factors. The overall performance of the Market Neutral Fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. If the Market Neutral Fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisors' security selections, with limited exposure to general stock market risk.


                                                                              65

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--------------------------------------------------------------------------------
 PLAIN TALK ABOUT MARKET NEUTRAL INVESTING

 The goal of market neutral investing is to generate returns that are independent of the returns and direction of the stock market (called beta) and driven largely by the value added by the advisor's skill in selecting stocks (called alpha). A portfolio that has the same volatility as that of the general stock market has a beta of 1. If a portfolio has a beta less than 1, the portfolio is less volatile than the general stock market. On the other hand, a portfolio that has a beta greater than 1 is more volatile than the general stock market. For instance, if a portfolio has a beta of 1.1, it is expected to move 1.1 times the movement of the general stock market. So, if the general stock market increases 10%, the portfolio's expected return over the same period would be 11%. A market neutral portfolio could hold, for example, long positions with a beta of 0.5 and short positions with a beta of -0.5, which would render the portfolio market neutral.


 Market neutral investing is often implemented through a long/short portfolio of investments in publicly traded stocks. The advisor buys what it believes are attractive (or undervalued) stocks for the long portion of the portfolio, and sells what it believes are unattractive (or overvalued) stocks for the short portion of the portfolio, in amounts it believes will achieve market neutrality. The long portion of the portfolio is expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by the advisor. The short portion of the portfolio is expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks the advisor sold short. The long and short positions can have risk exposures significantly different from those of the general stock market. The larger these risk differences, the more the performance of the portfolio will differ from that of the general stock market. The market exposure of the combined long and short positions is expected to cancel out, producing a net stock market return close to zero, plus or minus the alpha added by the advisor's stock selection process. Market neutral investing is sometimes called an "absolute return" strategy because it seeks positive returns, whether the stock market goes up or down. Market neutral funds will generally underperform more traditional (long-only) stock portfolios during periods of significant market appreciation.
--------------------------------------------------------------------------------


[FLAG]
Depending on the amount of assets allocated to Vanguard Market Neutral Fund, a Fund could be hurt by risks associated with an investment in the Vanguard Market Neutral Fund, including strategy risk, short-selling risk, manager risk, investment risk, country risk, and currency risk.


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


Strategy risk is the chance that the long/short market neutral investment strategy used by the Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills. The fund's use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. Short-selling risk is the chance that the Market Neutral Fund will lose money in connection with its short sales of securities. Short selling allows an investor to profit from declines in the price of securities. To engage in a short sale, the fund must "borrow" securities for a fee. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling involves higher transaction costs than long-only investing. To close out short positions, the fund may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The fund's loss on a short sale is potentially unlimited, because there is no upward limit on the price a borrowed security could attain. Manager risk is the chance that poor security selection or strategy execution will cause the Market Neutral Fund to underperform relevant benchmarks or other funds with a similar investment objective or to underperform other funds with a similar investment strategy. An advisor's security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. The Market Neutral Fund's advisors could have different opinions on the valuation of a particular security, which could affect their investment decisions. For example, one advisor could take a short position in a security at the same time that the other advisor has taken a long position in the same security. In that event, any gain from the short position may be partially or totally offset by a decline in the long position, or vice versa. Investment risk is the chance that the Market Neutral Fund's advisors take positions in securities, intentionally or unintentionally, that increase the fund's sensitivity to certain investment factors. These factors may include market capitalization of underlying securities, growth and/or value spread, and other factors. The fund's exposure to these factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk, or cause it to underperform other funds with a similar investment strategy. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.




                                                                              67

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--------------------------------------------------------------------------------
 PLAIN TALK ABOUT SHORT SALES


 A short sale is the sale of a security that the seller does not own. In order to deliver the security to the purchaser, the short seller borrows the security, typically from a broker-dealer or an institutional investor for a fee. The short seller later closes out the position by returning the security to the lender, typically by purchasing the same security on the open market.
 A short sale theoretically carries the risk of an unlimited loss, because the price of the underlying security theoretically could increase without limit, thus increasing the cost of buying that security to cover the short position. In addition, there can be no assurance that the security needed to cover a short position will be available for purchase. Also, the purchase of a security to close out the short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Short selling is often used to profit from an expected downward price movement in a security.
--------------------------------------------------------------------------------




Prospective Absolute Return Fund
Each of the Managed Payout Funds may invest in a private investment fund that Vanguard may establish and manage (the "absolute return fund"). Vanguard expects that the absolute return fund will seek to generate capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. If the absolute return fund commences operations, it is expected to employ multiple strategies, each of which will seek to produce investment returns that have two key characteristics: (1) volatility that is similar in magnitude to the historic volatility of the U.S. stock market; and (2) performance over the long term comparable to, but independent of the direction and timing of, U.S. stock returns. Some of the absolute return fund's strategies may be designed to capture risk premiums through investment opportunities arising from the structure, pricing, liquidity, volatility, or other features of the financial markets. Other strategies employed by the absolute return fund may be designed to take advantage of relative value differences perceived among securities or across the financial markets. To the extent that a strategy contemplated for use in the absolute return fund would be expected to exhibit lower volatility than the historic volatility of the U.S. stock market, the absolute return fund may use substantial leverage to amplify the volatility and expected returns of these investments to targeted levels.

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

The absolute return fund's strategies may be implemented through direct or indirect investments in stocks, bonds, hybrid securities, commodities, currencies, and other asset classes or investments. The absolute return fund may employ leverage, derivatives, short sales, and other complex investment techniques or transactions as part of its investment program. As of the date of this prospectus, Vanguard had not made a decision to establish the absolute return fund and the Managed Payout Funds had not made a decision to invest in the absolute return fund in the future. Vanguard expects that the absolute return fund will not be established as a mutual fund and will not be registered under any federal or state securities laws, including the Investment Company Act of 1940. If the absolute return fund is established and approved for investment by the Managed Payout Funds, each Fund expects to adhere to a policy (which can be changed only by the board of trustees) that it will not invest more than 20% of its total assets in the absolute return fund under any circumstances.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT ABSOLUTE RETURN INVESTING

 Conventional approaches to investing money seek either to duplicate or exceed the performance of a specific asset class. An absolute return approach to investing, however, seeks capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. During periods of falling or rising stock prices, an absolute return investment may generate returns that are markedly different from the returns of the stock market, for better or worse. Some absolute return strategies are designed to take advantage of disparities or inefficiencies in different markets or benefit from cyclical relationships or special situations. Certain absolute return strategies may be designed to systematically capture risk premiums across the financial markets by offering risk transfer opportunities to market participants. Other absolute return strategies are designed to track the performance of an asset class that has historically positive long-term returns while exhibiting low correlation with stock market returns. Generally speaking, an absolute return approach to investing places a premium on manager insight, effective execution, and disciplined risk controls. Absolute return strategies often use a high degree of implicit or explicit leverage, which introduces the potential for a substantial or total loss of invested capital over short periods of time.
--------------------------------------------------------------------------------

[FLAG]
Depending on the amount of Fund assets that may in the future be allocated to the absolute return fund (if that fund is established), each Fund could be hurt by risks associated with an investment in the absolute return fund. If the absolute return fund is established, its risks are expected to include leverage risk, manager risk, currency trading risk, liquidity risk, leverage financing risk, and unregistered investment risk (described below) as well as stock risk, bond risk, short selling risk, and derivatives risk (described above). It is possible for a Fund to experience a total loss of the entire amount it may in the future invest in the absolute return fund.


 Leverage risk includes the fact that the returns from a leveraged investment will be more volatile than returns from the underlying investment and the chance that leveraged losses will exceed the principal amount invested. Leverage exists when an investor achieves the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the entity or instrument achieving the return. Leverage magnifies the effect of gains and losses. Vanguard expects that the absolute return fund, if established, will employ substantial leverage in connection with its investments. The absolute return fund's losses from its leveraged investments could result in a total loss of all amounts a Fund invests in the absolute return fund. Vanguard expects that the absolute return fund, if established, will issue shares of capital stock or other equity interests that limit the personal liability of shareholders to the amount invested in the absolute return fund. In that case, a Fund, as a shareholder of the absolute return fund, would be legally protected from losing more than the cash amount the Fund invested in the absolute return fund.


 Manager risk is the chance that poor investment selections will cause the absolute return fund either to fail to achieve its investment objective or to generate lower returns than were possible from different investment selections. The absolute return fund does not exist as of the date of this prospectus and, if established, its future success will depend upon the expertise of Vanguard, which has only limited experience in managing absolute return investment strategies. If the absolute return fund commences operations, it will be subject to the risk that Vanguard will not be successful in executing one or more absolute return strategies. The absolute return fund's investment program may be considered speculative and is expected to involve substantial risks. There is no guarantee that the absolute return fund will achieve its investment objective or that its strategies will succeed. The absolute return fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall.

 Absolute return investing is complex and may involve greater risk than investing in a balanced portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the absolute return fund will have low correlation with the returns of the U.S. stock market. It is possible that the investment returns of the absolute return fund may suddenly converge with the investment returns of the U.S. stock market during a period of declining stock prices, thereby eliminating the diversification benefit the advisor would expect from including the absolute return fund within the Fund's investment portfolio. Although the advisor believes an appropriate level of investment in the absolute return fund could have the potential to reduce the volatility of the Fund's investment portfolio as a whole, an investment in the absolute return fund could experience high volatility and increase the Fund's overall volatility.


 Currency trading risk is the chance that the absolute return fund could suffer losses from currency-related investments. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial or total loss of invested capital. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, the imposition of currency controls, the devaluation of a currency by a country's government or banking authority, or political developments in the United States or abroad.


 Liquidity risk is the chance that the absolute return fund will invest in markets, assets, and instruments that are, or may become, illiquid. Vanguard expects that the absolute return fund will generally seek to invest in liquid markets, assets, and instruments, although the absolute return fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. In addition, Vanguard expects that the shares issued by the absolute return fund will be designed with redemption rights that are substantially similar to the redemption rights associated with mutual fund shares. If the absolute return fund's shares have such redemption rights, the Fund is likely to treat its investment in the absolute return fund as liquid. There is no assurance, however, that the absolute return fund's investments will not suddenly become illiquid for an indefinite period of time. Illiquidity could cause the absolute return fund to experience difficulties in valuing its portfolio holdings and may cause that fund to delay redemptions and/or honor redemption requests by an investing Fund with distributions of illiquid underlying portfolio holdings on an in-kind basis.


   Leverage financing risk is the chance that the absolute return fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels. Vanguard expects that the absolute return fund will require the use of substantial leverage in order for its absolute return strategies to exhibit volatility and generate expected returns similar to the historic volatility and returns of the U.S. stock market. It is possible that the derivative or other counterparties that finance the leverage employed by the absolute return fund may not be able or willing to provide the level of financing that Vanguard believes is required to achieve its volatility and return targets.


   Unregistered investment risk is the chance that the absolute return fund could lose money on investments that would not have been permitted or made had the absolute return fund been organized as a registered investment company. Because the absolute return fund will not register under any federal or state securities laws, including the Investment Company Act of 1940, potential investors in the absolute return fund, such as the Fund, will not have the regulatory protections provided to investors in registered and regulated investment companies.


Other Investment Policies and Risks
Although the Funds actively allocate their assets principally among some combination of stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments, each Fund may invest in other types of instruments. The other types of instruments are described below.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Each Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:

.. Invest in eligible asset classes or investments with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced;

.. Hedge specific risk factors associated with eligible asset classes or investments or the investment portfolio as a whole;

.. Reduce the potential volatility of the investment portfolio as a whole; or

.. Minimize the risk of loss.

The Funds' derivative investments may include futures contracts, options on futures contracts, options on securities or securities indexes, credit default swaps, interest rate swaps, total return swaps, forward foreign currency agreements, and other derivatives.


Each Fund may invest a portion of its assets in direct holdings of investment-grade fixed income securities, high-quality money market instruments, and cash. The primary purpose of these investments is to enable the Fund to satisfy margin deposit, collateralization, and/or segregation obligations associated with its use of derivatives.

Vanguard may invest a small portion of a Fund's assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management or potentially add value because the instruments are favorable priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds, because Fund assets invested in
ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

The Funds are generally managed without regard to tax ramifications.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

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

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing as described in the Share Price section.
Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although each Fund normally seeks to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Turnover rates give an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

According to an agreement between the Managed Payout Funds and Vanguard, the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the

Managed Payout Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through an investment committee and a portfolio manager subject to the supervision and oversight of the board of trustees. Vanguard also serves as investment advisor for each of the underlying funds. As of September 30, 2007, Vanguard served as advisor for about $1 trillion in assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ending June 30, 2008, which will be available 60 days after that date.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUNDS' PORTFOLIO MANAGER

 The manager primarily responsible for the day-to-day management of the Funds, consistent with the asset allocation targets established by the Funds' investment committee, is:

 Michael H. Buek, CFA/(R)/, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Funds since their inceptions. Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each of the Managed Payout Funds has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year (other than the first calendar year of the Fund), will be calculated as of January 1 of that year and is expected to be fixed during the year, unless there is an additional distribution in December or after the fiscal year-end, as in the description that follows. This monthly distribution per share, however, will vary from year to year based on a Fund's performance over the previous three years. The monthly distribution per share for a Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases or redemptions are made for the hypothetical account except the automatic reinvestment of certain required taxable distributions in additional shares of the Fund, which is explained in more detail that follows. The shareholders of a Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) times the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows (the annual distribution rate depends on the Fund):


                            Annual distribution          Average daily value of
                                    rate                  hypothetical account
Monthly distribution   =      (3%, 5%, or 7%)       x    over prior 3 calendar
                                                                 years
                           ------------------------     ------------------------
per share                            12                 Number of shares held by
                                                        hypothetical account at
                                                          the end of the prior
                                                             calendar year

Please note that the Funds' managed distribution policies are not designed to generate, and are not expected to result in, distributions that equal a fixed percentage of a Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) times the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year. A modified version of the formula will be used until the Fund has established three calendar years of history. In the first calendar year of the Fund, the monthly per-share distribution for that year will be determined as of a date selected by Vanguard and will be based on the initial per-share value of the hypothetical account. In the second calendar year, the average daily balance of the hypothetical account over the prior calendar year (or the portion of the prior calendar year for which the Fund was in existence) will be used to determine the monthly distribution per share. In the third calendar year, the average daily balance of the hypothetical account over the prior two calendar years will be used to determine the monthly distribution per share.

Shareholders can choose to receive their twelve scheduled monthly distributions in each year in cash or to automatically reinvest their distributions in additional
Fund shares or in shares of other Vanguard funds (subject to any fund-specific requirements or limitations). Because the monthly distribution per share is expected to remain fixed during a calendar year, shareholders are expected to receive twelve fixed monthly payments over the course of the calendar year, unless the number of Fund shares they hold changes because of purchases, including any voluntary reinvestment of Fund distributions in more Fund shares, or redemptions.

Each Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, pursuant to its managed distribution policy, each Fund may make distributions that are treated as a return of capital. Each Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Funds are designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that each additional distribution will be automatically reinvested in additional shares. Accordingly, the Funds will generally automatically reinvest any thirteenth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Funds. The Funds also may upon written request distribute cash rather than automatically reinvesting an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please call Vanguard for instructions in October of that calendar year. Please note that your decision to receive additional distributions in cash (rather than in additional shares) will proportionately reduce the amount of future cash distributions you will receive from the Fund. The hypothetical account will also be required to reinvest each additional distribution in additional shares of the Fund.

A Fund's board of trustees may change the managed distribution policy in the interest of shareholders without a shareholder vote.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest, dividends, and other sources as well as gains from the sale of investments. Income consists of, among other things, the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells investments for higher prices than it paid for them or receives certain distributions or allocations from funds it holds. These capital gains are either short-term or long-term, depending on whether the fund held the investments for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution, even if the distribution is reinvested in more shares of the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETURN OF CAPITAL
 The Managed Payout Funds may make distributions that are treated as return of capital. "Return of capital" is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions (other than any return of capital) are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

.. Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

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

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding or other taxes may apply to any investments in Vanguard funds. For example, Vanguard may withhold an amount based on 100% of a Fund's distributions even if it is subsequently determined that one or more of these distributions consisted in part or entirely of amounts not subject to withholding.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. The Funds' distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts, and shareholders receiving cash distributions from the Funds within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. Each Fund's NAV is calculated based, in part, upon the values of the underlying mutual funds in which the Fund invests. The values of any mutual fund shares held by a fund are based on the market value of the shares. The values of any ETF shares held by a Fund are based on the market value of those shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so. A Fund's NAV calculation incudes any stocks held by a Fund, which are valued at their market value when reliable market quotations are readily available. Debt securities held by a Fund are valued (and included in the calculation of NAV) based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the fund's pricing time. Fair-value pricing also may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV. A fund may use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

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


INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

If you are an intermediary who desires to open and maintain an account in a Managed Payout Fund, please note that Vanguard will require your written agreement to provide certain information about fund distributions to your clients on a periodic basis. Intermediaries who establish fund accounts without a written agreement may be prevented from making additional investments in those accounts. If you are an intermediary, please call Vanguard for instructions before you open an account in a Managed Payout Fund.


Account Minimums
To open and maintain an account. $25,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com. if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.


By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for funds in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of on Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com. if you are a registered user.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


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

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when making a redemption request.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered use of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.


.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Subject to revision. For any and all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.(Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Account Service Fee For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services/(R)/.

.. Accounts held through intermediaries.

.. Accounts registered to Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures. Please consult your enrollment materials for the rules that apply to your account).

.. Section 529 college savings plans.


Low-Balance Accounts
The Funds reserve the right without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Managed Payout Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of the Funds' holdings.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


--------------------------------------------------------------------
Vanguard Managed Payout Growth Focus Fund                       1497
--------------------------------------------------------------------
Vanguard Managed Payout Growth and Distribution Fund            1498
--------------------------------------------------------------------
Vanguard Managed Payout Distribution Focus Fund                 1499
--------------------------------------------------------------------





















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard ETFs, Vanguard Small Business Online, Vanguard Brokerage Services, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services, Flagship, and the ship logo are trademarks of The Vanguard Group, Inc. CFA/(R)/ is a trademark owned by CFA Institute. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

Absolute Return Investing. An investment strategy seeking capital appreciation that is independent of stock market returns.

Acquired Fund.  Any mutual fund whose shares are owned by another fund.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Commodities. Bulk goods or raw materials, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery ("on the spot") or delivery on a future date under a standardized agreement.

Commodity Futures Contract. A legally binding agreement for the purchase or sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries.Country risk is especially high in emerging markets.

Correlation. The relationship between two variables, such as the relationship between the prices of stocks and bonds. Investments that are positively correlated have prices that tend to move in the same direction at the same time. Investments that are negatively correlated have prices that tend to move in opposite directions at the same time.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed variable, or floating rate of interest.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.
The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


Market Neutral Investing. An investment strategy designed to produce a portfolio that is neutral with respect to general stock market risk. The goal of market neutral investing is to generate returns that are independent of the returns and direction of the general stock market (called beta) and driven largely by the value added by the advisor's skill in selecting mispriced stocks (called alpha). Market neutral investing is often implemented through a long/short portfolio of investments in publicly traded stocks.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Nominal Return. The total return of an investment without taking into account the expected impact of inflation.

Record Date. The date used to determine who is eligible to receive a fund's next distribution of dividends or capital gains.

Real Return. The total return of an investment when reduced to take into account the expected impact of inflation.

Return of Capital. The portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero.

Short Sale. A short sale is the sale of a security that the seller does not own. In order to deliver the security to the purchaser, the short seller borrows the security, typically from a broker-dealer or an institutional investor. The short seller later closes out the position by returning the security to the lender, typically by purchasing the same security on the open market.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [Vanguard Ship Logo/R/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

Connect with Vanguard/R/ > www.vanguard.com

For More Information
If you would like more information about Vanguard
Managed Payout Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current SAI is incorporated by reference into (and is thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report (once available) or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for people with hearing impairment: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds
(including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-7023


(c) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P1497 072008

                                     PART B

                        VANGUARD/(R)/ VALLEY FORGE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                                 JULY 25, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with each Fund's current prospectus (dated April 25, 2008, for Vanguard Balanced Index Fund; and July 25, 2008, for Vanguard Managed Payout Funds). To obtain, without charge, a prospectus or the most recent Annual
Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-26
SHARE PRICE...........................................................B-28
PURCHASE AND REDEMPTION OF SHARES.....................................B-28
MANAGEMENT OF THE FUND................................................B-29
INVESTMENT ADVISORY SERVICES..........................................B-40
PORTFOLIO TRANSACTIONS................................................B-41
PROXY VOTING GUIDELINES...............................................B-43
FINANCIAL STATEMENTS..................................................B-48
DESCRIPTION OF BOND RATINGS...........................................B-48
LEGAL DISCLAIMER......................................................B-49

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Valley Forge Funds (the Trust), formerly known as Vanguard Balanced Index Fund until September 2007, was originally known as Vanguard Balanced Index Fund, Inc. and was organized as a Maryland corporation in 1992. It was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust currently offers the following funds (and classes thereof):


FUND(1)                                                SHARE CLASSES(2)
-------                                                ----------------
Vanguard Balanced Index Fund                           Investor, Admiral, Signal, and Institutional Shares

Vanguard Managed Payout Growth Focus Fund              Investor Shares

Vanguard Managed Payout Growth and Distribution Fund   Investor Shares

Vanguard Managed Payout Distribution Focus Fund        Investor Shares



 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Balanced Index Fund's custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Managed Payout Funds' custodian. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Shareholders of the Balanced Index Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements as described in the Fund's current prospectus. There are no conversion rights associated with the Managed Payout Funds.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


The Balanced Index Fund expects to continue to qualify, and each of the Managed Payout Funds expects to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Each Managed Payout Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, each Managed Payout Fund's distributions may be treated in part as a return of capital. Although each Managed Payout Fund generally expects to distribute substantially all of its net capital gains each year, a Managed Payout Fund may in certain circumstances not do so. Any undistributed net capital gains would be subject to tax at the Managed Payout Fund level, and the Managed Payout Fund may treat its shareholders as receiving their share of such net capital gains, in which case those shareholders would be entitled to a refundable tax credit on their share of the taxes paid by the Managed Payout Fund. In addition, a Managed Payout Fund may have limited flexibility to distribute a return of capital during any year it has a capital loss carry forward; in such a year, a distribution that would otherwise be a tax-free return of capital could be treated in part or whole as a taxable ordinary dividend.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.


 The Managed Payout Funds' distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, each Managed Payout Fund's distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from the Managed Payout Funds within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisors to ensure compliance with tax requirements.


 A Fund is generally managed without regard to tax ramifications to its shareholders. Please consult your tax advisor about the U.S. federal, state, local, and foreign tax aspects of an investment in a fund, including taxes applicable to the acquisition, holding, and disposition of shares.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMODITY FUTURES. Commodities are raw materials used to create the goods that consumers buy. They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery ("on the spot") or delivered at a specific time in the future under the terms of a commodity futures contract. An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain its exposure to a futures contract on a particular commodity with the nearest expiration must close out its position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as "rolling". The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in "backwardation". In these markets roll returns are positive, because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. Roll returns from a long, passive strategy (such as maintaining exposure to a specific commodity futures contract) will be positive when markets are persistently backwardated. The term "contango" is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets roll returns are negative, because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. Roll returns from a long, passive strategy will be negative when markets are persistently in contango. Finally, if the market is neither backwardated nor in contango, the roll return would be close to zero.


 Commodity futures contracts are subject to the risks of derivatives and futures contracts. Commodity-linked structured notes are subject to the risks of commodity futures contracts and the risks of debt securities. Commodity futures trading is volatile and even a small movement in market prices could cause large losses. Consequently, an investor in commodity futures could lose all or substantially all of its investment in such contracts. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; congestion; disorderly markets; limitations on deliverable supplies;

the participation of hedgers and speculators; domestic and foreign interest rates and investors' expectations concerning interest rates; domestic and foreign inflation rates and investors' expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accidents; terrorism; riots; and acts of God. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits", and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price". Once the limit price has been reached in a particular contract, no trades may be made at a different price. It is not certain how long any such price limits may remain in effect. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices, consequently affecting the value of commodity futures. While the performance of commodity futures may be largely independent of the general stock and bond markets, there is no assurance that commodity futures will be consistently independent or non-correlated. An investment in commodity futures could increase rather than reduce overall portfolio losses during periods when commodity futures as well as stocks and bonds decline in value. There is no way of predicting whether commodity futures will lose more or less than stocks and bonds in declining markets.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund's distributions of net investment income.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the limitations described under the heading "Other Investment Companies," except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2; 7,337,138.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time and for a number of reasons, including: national debt levels and trade deficits; domestic and foreign inflation rates and investors' expectations concerning inflation rates; changes in domestic and foreign interest rates and investors' expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds, and currency funds; the imposition of currency controls;

or other global, regional economic and political developments. These events and actions are unpredictable. As a result, a fund's exposure to foreign currency may reduce the returns of the fund.


 To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. Generally, a fund will not speculate in foreign currency and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Pursuant to an absolute return strategy, however, a fund may speculate in foreign currency on a long-only basis or on a long/short basis for the purpose of increasing investment returns through the use of currency forward transactions, currency futures transactions, and/or currency swaps.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. The high volatility of currency exchange rates may materially and adversely affect the market value of a fund's foreign currency exchange transactions, which would then negatively impact the value of the fund's shares.


 Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies. The use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 Historically, returns from trading currencies on a speculative basis as part of an absolute return strategy have tended to exhibit low correlation with the return of other assets such as stocks and bonds. Although such currency trading has the potential to provide a diversification benefit to a traditional balanced portfolio of stocks, bonds, and cash, there is no guarantee that such trading will be profitable or that the future returns from such trading exhibit low correlation to the returns from stocks or bonds.


 FOREIGN SECURITIES -- FOREIGN CURRENCY FORWARD TRANSACTIONS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not traded on exchanges and are not standardized. Rather, they are entered into with large commercial banks or other currency traders who are participants in the interbank market. Forward trading is substantially unregulated, there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to make markets in the currencies they trade and these markets can experience significant periods of illiquidity. Any market disruption or illiquidity could result in losses to a fund.


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Pursuant to an absolute return strategy, a fund may speculate in foreign currency on a long-only basis or on a long/short basis for the purpose of increasing investment returns through the use of currency forward transactions.


 The forecasting of currency market movement is extremely difficult, and whether any hedging or speculative strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, because foreign currency forward contracts are privately negotiated transactions and trading is substantially unregulated, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, Section 12(d)(1)(G) permits a mutual fund to acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. Furthermore, Rule 12d1-2 conditionally permits an affiliated fund of funds to:
(1) acquire securities of funds that are not part of the same group of investment companies (subject to certain percentage limits); (2) invest directly in stocks, bonds, and other types of securities; and (3) invest in affiliated or unaffiliated money market funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse
                            ----
repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SHORT SALES. In a short sale of securities, an investor sells stock which it does not own, making delivery with securities "borrowed" from a broker. The investor is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the investor. Until the security is replaced, the investor is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the investor may also have to pay a fee which would increase the cost of the security sold. Generally speaking, the proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. An investor will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the investor replaces the borrowed security. Excluding any interest payments, the investor will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the investor may be required to pay in connection with the short sale. A short sale theoretically creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security needed to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.


 An investor may also engage in short sales if at the time of the short sale the investor owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." For example, an investor may make a short sale against the box as a hedge because the investor believes that the price of a security may decline, causing a decline in the value of a security owned by the investor (or a security convertible or exchangeable for such security), or when the investor wants to sell the security at an attractive current price. In such case, any future losses in the investor's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the investor owns. If an investor sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


 The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF DERIVATIVES AND SHORT SALES. A fund must generally recognize any net unrealized gains and losses on certain futures contracts and certain options traded on U.S. exchanges as of the end of each taxable year, as well as any gains and losses actually realized during the year. A fund must treat such gains and losses as 60% long-term and 40% short-term, regardless of how long it held the positions.


 A fund must generally treat any gain from a short sale as short-term capital gain (unless closed with a security held for longer than a year before the sale) and may recognize income, gains, or both in respect of any swaps positions.


 A fund's investments may be subject to federal income tax rules that may, among other things, disallow, suspend, or otherwise limit the allowance of certain losses or deductions, convert long-term capital gains into short-term capital gains or ordinary income, convert an ordinary loss or a deduction into a capital loss, or require the capitalization of certain expenses. For example, if it holds both long and short positions in the same security, a fund may be required to apply the straddle or constructive sales rules, which could affect the character and timing of the gains and losses that the fund realized, as well as its holding period for the securities involved.


 In order for a fund to qualify for federal income tax treatment as a regulated investment company, it must meet a diversification test and at least 90% of its gross income for each taxable year must be derived from qualifying income--i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, other income derived with respect to the fund's business of investing in securities or currencies, or income from qualified publicly traded partnerships. Each fund expects that any gross income it recognizes on futures contracts, options, short sales, swaps, or other derivatives will either be considered qualifying income for purposes of the 90% requirement or not exceed, when aggregated with other non-qualifying income the fund may have, 10% of gross income.


 A fund generally will distribute to shareholders annually any net capital gains and other investment income recognized, including from futures contracts, options, short sales, swaps, or other derivatives, and will report to its shareholders on the nature of those distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF CURRENCY TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above. The Treasury Department has statutory authority, which it has not yet exercised, to write regulations excluding from qualifying income foreign currency gains that are not directly related to a fund's principal business of investing in stock or securities.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit;
(2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


VANGUARD BALANCED INDEX FUND


The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. The Fund may not invest in commodities, except that it may invest in bond and stock futures contracts, bond and stock options, and options on bond and stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.


 LOANS. The Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 RELATED PARTY TRANSACTIONS. The Fund may not have dealings on behalf of the Fund with officers and trustees, except for the purchase or sale of securities on an agency or commission basis. The Fund may not make loans to any officers, trustees, or employees of the Fund.


 SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


VANGUARD MANAGED PAYOUT FUNDS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act.


 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by or linked to the returns of physical commodities, including, but not limited to, futures contracts, options on futures contracts, swap agreements, foreign currencies, foreign currency forward contracts, foreign currency options, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 DIVERSIFIED. Each Fund will limit the aggregate value of its holdings (except U.S. government securities, securities of other regulated investment companies, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities or the securities of other regulated investment companies, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

ALL FUNDS


Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


Multiple-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Balanced Index Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Managed Payout Funds is computed by dividing the net assets of each Fund by the number of Fund shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. Note that a purchase fee may apply, as described in the prospectus.


 The Balanced Index Fund reserves the right to deduct a purchase fee of 0.08% from an investor's cumulative purchases over $250 million. The Fund may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Fund) is intended to protect existing shareholders from being unfairly impacted by such costs. The Fund's advisor will consider several factors in determining whether to apply the fee, including the following:

- The transaction costs of buying securities, determined in part by the availability of securities at that time.

- The offsetting effect of any Fund redemptions occurring at that time.

- The Fund's then current rate of growth.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.



 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.



 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                             MANAGEMENT OF THE FUND


VANGUARD


 SERVICE AGREEMENT FOR VANGUARD BALANCED INDEX FUND. The Balanced Index Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.



 SPECIAL SERVICE AGREEMENT FOR THE VANGUARD MANAGED PAYOUT FUNDS. The Managed Payout Funds are part of the Vanguard group of investment companies, however, they operate under a Special Service Agreement. Under the Special Service Agreement, Vanguard provides each Managed Payout Fund with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that each Managed Payout Fund pays Vanguard for the cost of providing these services, and bears the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses. The Agreement further provides that each Managed Payout Fund's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Managed Payout Funds to the cost of operating the Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Managed Payout Funds. The Trust's board of trustees believes that the reimbursements to be made by Vanguard to the Managed Payout Funds should be sufficient to offset most or all of the expenses incurred by each Managed Payout Fund. Therefore, the Managed Payout Funds are expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.



 Although the Managed Payout Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds.



 As of December 31, 2007, the Balanced Index Fund contributed $828,000 to Vanguard, which represented 0.01% of the Fund's net assets and was 0.83% of Vanguard's capitalization.



 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.



 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.



 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.



 As is the case with all mutual funds, transaction costs incurred by the Balanced Index Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2005, 2006, and 2007, and are presented as a percentage of the Fund's average month-end net assets.




                      ANNUAL SHARED FUND OPERATING EXPENSES
                   (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                   -------------------------------------------
                                               FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                           DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2007
----                                           -----------------   -----------------   -----------------
VANGUARD BALANCED INDEX FUND
Management and Administrative Expenses:                    0.13%               0.12%               0.10%
Marketing and Distribution Expenses:                       0.02                0.02                0.03



OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Fund under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                                                                                                     NUMBER OF
                                             VANGUARD FUNDS'                                                         VANGUARD FUNDS
                          POSITION(S)        TRUSTEE/       PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH       HELD WITH FUNDS    OFFICER SINCE  DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------       ---------------    -------------  --------------------------                               ---------------
Interested Trustee

John J. Brennan/1/        Chairman of the    May 1987       Chairman of the Board, Chief Executive Officer, and      156
(1954)                    Board, Chief                      Director (Trustee) of Vanguard, and of each of the
                          Executive Officer,                investment companies served by Vanguard; Director
                          and Trustee                       of VMC.

Independent Trustees

Charles D. Ellis          Trustee            January 2001   Applecore Partners (pro bono ventures in education);     156
(1937)                                                      Senior Advisor to Greenwich Associates (international
                                                            business strategy consulting); Successor Trustee of
                                                            Yale University; Overseer of the Stern School of
                                                            Business at New York University; Trustee of the
                                                            Whitehead Institute for Biomedical Research.


Emerson U. Fullwood       Trustee            January 2008   Executive Chief Staff and Marketing Officer for North    156
(1948)                                                      America since 2004 and Corporate Vice President of
                                                            Xerox Corporation (photocopiers and printers); Director
                                                            of SPX Corporation (multi-industry manufacturing), of
                                                            the United Way of Rochester, and of the Boy Scouts
                                                            of America.

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                                                                                                     NUMBER OF
                                             VANGUARD FUNDS'                                                         VANGUARD FUNDS
                          POSITION(S)        TRUSTEE/       PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH       HELD WITH FUNDS    OFFICER SINCE  DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------       ---------------    -------------  --------------------------                               ---------------
Rajiv L. Gupta            Trustee            December 2001  Chairman, President, and Chief Executive Officer of      156
(1945)                                                      Rohm and Haas Co. (chemicals); Board Member of
                                                            American Chemistry Council; Director of Tyco
                                                            International, Ltd. (diversified manufacturing and
                                                            services) since 2005.

Amy Gutmann               Trustee           June 2006       President of the University of Pennsylvania since 2004;  156
(1949)                                                      Professor in the School of Arts and Sciences,
                                                            Annenberg School for Communication, and Graduate
                                                            School of Education of the University of Pennsylvania
                                                            since 2004; Provost (2001-2004) and Laurance S.
                                                            Rockefeller Professor of Politics and the University
                                                            Center for Human Values (1990-2004), Princeton
                                                            University; Director of Carnegie Corporation of New
                                                            York since 2005, and of Schuylkill River Development
                                                            Corporation and Greater Philadelphia Chamber of
                                                            Commerce since 2004; Trustee of the National
                                                            Constitution Center since 2007.

JoAnn Heffernan Heisen    Trustee           July 1998       Corporate Vice President and Chief Global Diversity      156
(1950)                                                      Officer since 2006, Vice President and Chief
                                                            Information Officer (1997-2005), and Member of the
                                                            Executive Committee of Johnson & Johnson
                                                            (pharmaceuticals/consumer products); Director of the
                                                            University Medical Center at Princeton and Women's
                                                            Research and Education Institute.

Andre F. Perold           Trustee           December 2004   George Gund Professor of Finance and Banking,            156
(1952)                                                      Harvard Business School; Senior Associate Dean and
                                                            Director of Faculty Recruiting Harvard Business
                                                            School; Director and Chairman of UNX, Inc.
                                                            (equities trading firm); Chair of the Investment
                                                            Committee of HighVista Strategies LLC (private
                                                            investment firm) since 2005.

Alfred M. Rankin, Jr.     Trustee           January 1993    Chairman, President, Chief Executive Officer, and        156
(1941)                                                      Director of NACCO Industries, Inc. (forklift
                                                            trucks/housewares/lignite); Director of Goodrich
                                                            Corporation (industrial products/aircraft systems and
                                                            services).

J. Lawrence Wilson        Trustee           April 1985      Retired Chairman and Chief Executive Officer of Rohm     156
(1936)                                                      and Haas Co. (chemicals); Director of Cummins Inc.
                                                            (diesel engines) and AmerisourceBergen Corp.
                                                            (pharmaceutical distribution); Trustee of Vanderbilt
                                                            University and of Culver Educational Foundation.


                                                                                                                     NUMBER OF
                                             VANGUARD FUNDS'                                                         VANGUARD FUNDS
                          POSITION(S)        TRUSTEE/       PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH       HELD WITH FUNDS    OFFICER SINCE  DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------       ---------------    -------------  --------------------------                               ---------------
Executive Officers

Thomas J. Higgins/1/      Treasurer      July 1998          Principal of Vanguard; Treasurer of each of the          156
(1957)                                                      investment companies served by Vanguard.

F. William McNabb III/1/  President      March 2008         President of Vanguard and of each of the investment      156
(1957)                                                      companies served by Vanguard, since 2008; Director
                                                            of VMC; Managing Director of Vanguard (1995-2008).

Heidi Stam(1)             Secretary      July 2005          Managing Director of Vanguard since 2006; General        156
(1956)                                                      Counsel of Vanguard since 2005; Secretary of
                                                            Vanguard, and of each of the investment companies
                                                            served by Vanguard, since 2005; Director and Senior
                                                            Vice President of VMC since 2005; Principal of
                                                            Vanguard (1997-2006).

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: the Trust's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held six meetings during the Funds' last fiscal year.


- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held seven meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Balanced Index Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Emerson Fullwood is not included in the table because he did not serve as trustee as of December 31, 2007.)


                          VANGUARD BALANCED INDEX FUND
                          TRUSTEES' COMPENSATION TABLE


                                                               PENSION OR         ACCRUED ANNUAL   TOTAL COMPENSATION
                                    AGGREGATE         RETIREMENT BENEFITS             RETIREMENT             FROM ALL
                                 COMPENSATION          ACCRUED AS PART OF             BENEFIT AT       VANGUARD FUNDS
TRUSTEE                        FROM THIS FUND(1)     THIS FUND'S EXPENSES(1)     JANUARY 1, 2007(2)  PAID TO TRUSTEES(3)
-------                        -----------------     -----------------------     ------------------  -------------------
John J. Brennan                            --                          --                     --                   --
Charles D. Ellis                       $1,444                          --                     --             $145,000
Rajiv L. Gupta                          1,487                          --                     --              145,000
Amy Gutmann                             1,487                          --                     --              145,000
JoAnn Heffernan Heisen                  1,487                         $32                 $2,542              145,000
Andre F. Perold                         1,487                          --                     --              145,000
Alfred M. Rankin, Jr.                   1,617                          38                  4,982              168,000
J. Lawrence Wilson                      1,443                          40                  7,240              140,900
1  The amounts shown in this column are based on the Fund's fiscal year ended
   December 31, 2007.
2  Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the
   Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3  The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152 Vanguard funds for the
   2007 calendar year.

OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Balanced Index Fund and of all Vanguard funds served by the trustee as of December 31, 2007.



                                                                                                    AGGREGATE DOLLAR
                                                                   DOLLAR RANGE OF FUND             RANGE OF VANGUARD FUND
FUND                               TRUSTEE                         SHARES OWNED BY TRUSTEE          SHARES OWNED BY TRUSTEE
----                               -------                         -----------------------          -----------------------
Vanguard Balanced Index Fund       John J. Brennan                 $50,001-$100,000                 Over $100,000
                                   Charles D. Ellis                --                               Over $100,000
                                   Emerson U. Fullwood(1)          --                               Over $100,000
                                   Rajiv L. Gupta                  --                               Over $100,000
                                   Amy Gutmann                     --                               Over $100,000
                                   JoAnn Heffernan Heisen          --                               Over $100,000
                                   Andre F. Perold                 --                               Over $100,000
                                   Alfred M. Rankin, Jr.           --                               Over $100,000
                                   J. Lawrence Wilson              --                               Over $100,000


1 Mr. Fullwood became a member of the Fund's board effective January 2008.




 Vanguard Managed Payout Funds did not commence operations until May 2, 2008.


 As of June 30, 2008, the trustees and executive officers of the Fund owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of June 30, 2008, those listed below owned of record 5% or more of each class' outstanding shares:


 Vanguard Balanced Index Fund--Institutional Shares: Fidelity Investments, Covington, KY (14.32%), JP Morgan Chase Bank TTE, Brooklyn, NY (9.29%), Minnesota State Deferred Compensation Plan, Englewood, CO (6.46%), National Financial Service LLC, New York, NY (6.00%), Northern Trust Co. Trustee, Chicago, IL (5.07%), State Street Bank and Trust Co., Westwood, MA (8.74%); Vanguard Balanced Index Fund--Signal Shares: Vanguard Charitable Endowment Plan, Moderate Growth Select, Malvern, PA (12.21%), Chevron Employee Savings Investment Plan, San Ramon, CA (27.79%), BHP USA Retirement Savings Plan, Houston, TX (6.21%), Chevron Deferred Executive Plans, San Ramon, CA (7.65%), Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (8.75%).



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule

206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule
38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


Each Fund receives all investment advisory services from Vanguard, through its Quantitative Equity and Fixed Income Groups. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended December 31, 2005, 2006, and 2007, the Balanced Index Fund incurred advisory expenses of approximately $169,000, $124,000, and $331,000, respectively. The Vanguard Managed Payout Funds did not commence operations until May 2, 2008.


 The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.


OTHER ACCOUNTS MANAGED


Gregory Davis manages the bond portion of the Balanced Index Fund; the Fund, as of December 31, 2007, held assets of $9.8 billion. As of December 31, 2007, Mr. Davis managed two other registered investment company with total assets of $6.6 billion and five other pooled investment vehicles with total assets of $5.8 billion.


 Michael Perre manages the stock portion of the Balanced Index Fund; the Fund, as of December 31, 2007, held assets of $9.8 billion. As of December 31, 2007, Mr. Perre managed all or a portion of nine other registered investment companies with total assets of $15.7 billion and three other pooled investment vehicles with total assets of $29.9 billion.



 Michael Buek manages the Managed Payout Funds. As of December 31, 2007, Mr. Buek managed all or a portion of seven other registered investment companies with total assets of $164.4 billion and six other pooled investment vehicles with total assets of $4.0 billion.



MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION


The Funds' portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. The performance factor is not based on the value of assets held in the fund's portfolio. For the Balanced Index Fund, the performance factor depends on how closely each portfolio manager tracks his component index of the Fund's overall benchmark composite index over a one-year period. Specifically, Mr. Davis's performance with respect to the bond portion of the Fund is compared to that of the Lehman Brothers Aggregate Bond Index, while Mr. Perre's performance with respect to the stock portion is compared to that of the MSCI US Broad Market Index. For the Managed Payout Funds, the performance factor depends on how closely the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


   Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES



Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of January 31, 2008, Vanguard employees collectively invested more than $2.1 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of December 31, 2007, the portfolio managers did not own any shares of the Balanced Index Fund. The Vanguard Managed Payout Funds did not commence operations until May 2, 2008.



DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS


The Fourth Amended and Restated Funds' Service Agreement and the Special Service Agreement, which governs the investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.


                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 The Funds' bond investments are generally purchased and sold through principal transactions, meaning that the Funds normally purchase bonds directly from the issuer or a primary market-maker acting as principal for the bonds on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).


 When a Fund purchases a newly issued bond at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.


 As previously explained, the types of bonds that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.


 The Managed Payout Funds will purchase and sell the principal portion of the shares of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds. As such, the Funds will incur no brokerage commissions for these transactions. Brokerage commissions are paid, however, in connection with opening and closing out futures positions.


 During the fiscal years ended December 31, 2005, 2006, and 2007, the Balanced Index Fund paid the following amounts in brokerage commissions: $265,000, $177,000, and $110,000, respectively.



 The Vanguard Managed Payout Funds did not commence operations until May 2,
2008.

 As of December 31, 2007, the Balanced Index Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

REGULAR BROKER OR DEALER (OR PARENT)          AGGREGATE HOLDINGS
------------------------------------          ------------------
Banc of America Securities LLC                       $ 93,959,000
Barclays Capital Inc.                                     656,000
Bear, Stearns & Co. Inc.                               21,488,000
Citigroup Global Markets Inc.                          77,471,000
Credit Suisse Securities (USA) LLC                     15,993,000
Countrywide Securities Corporation                      5,715,000
Goldman, Sachs & Co.                                   49,050,000
ITG, Inc.                                                 792,000
J.P. Morgan Securities Inc.                           114,927,000
Lehman Brothers Inc.                                   21,404,000
Merrill Lynch, Pierce Fenner & Smith Inc.              29,399,000
Morgan Stanley                                         35,933,000
UBS Financial Services Inc.                             4,608,000


                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                         FACTORS AGAINST APPROVAL
--------------------                                         ------------------------
Nominated slate results in board made up of a majority of    Nominated slate results in board made up of a majority of non-
independent directors.                                       independent directors.
All members of Audit, Nominating, and Compensation           Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                    independent members.
                                                             Incumbent board member failed to attend at least 75% of meetings in the previous year.
                                                             Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                              FACTORS AGAINST APPROVAL
--------------------                                              ------------------------
Company requires senior executives to hold a minimum amount       Total potential dilution (including all stock-based plans) exceeds
of company stock (frequently expressed as a multiple of           15% of shares outstanding.
salary).
Company requires stock acquired through option exercise to be     Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,         Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.              shareholder approval.
Concentration of option grants to senior executives is            Plan provides for the issuance of reload options.
limited (indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for      Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                                              FACTORS AGAINST APPROVAL
--------------------                                              ------------------------
Plan is relatively short-term (3-5 years).                        Plan is long term (>5 years).
Plan requires shareholder approval for renewal.                   Renewal of plan is automatic or does not require shareholder approval
Plan incorporates review by a committee of independent            Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).
Plan includes permitted bid/qualified offer feature               Classified board.
(chewable pill) that mandates shareholder vote in certain
situations.
Ownership trigger is reasonable (15-20%).                         Board with limited independence.
Highly independent, non-classified board.




B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


The Balanced Index Fund's Financial Statements for the fiscal year ended December 31, 2007, appearing in the Balanced Index Fund's 2007 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                          DESCRIPTION OF BOND RATINGS


THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:


 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.


 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.


 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."


 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.


THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:


 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.


 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.


 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.


 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THIS FUND, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF THE SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI002 072008

                                     PART C

                          VANGUARD VALLEY FORGE FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on November 30, 2007, Post-Effective Amendment No. 33, is hereby incorporated by reference.
(b) By-Laws, filed on November 30, 2007, Post-Effective Amendment No. 33, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, not applicable.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.

(g) Custodian Agreement, for JP Morgan Chase Bank, filed on April 23, 2008, Post-Effective Amendment No. 39; are hereby incorporated by reference. For Brown Brothers Harriman & Co., is filed herewith.


(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, is filed herewith.

(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.
(n) Rule 18f-3 Plan, filed on April 23, 2008, Post-Effective Amendment No. 39, is hereby incorporated by reference.
(o)    Reserved.
(p) Code of Ethics, filed on April 20, 2007, Post-Effective Amendment No. 31, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provide that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No.
801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 150 funds.

(b) The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name                        Positions and Office with Underwriter           Positions and Office with Funds
----                        -------------------------------------           -------------------------------
R. Gregory Barton           Director and Senior Vice President              None

John J. Brennan             Director                                        Trustee, Chairman and
                                                                            Chief Executive Officer
Mortimer J. Buckley         Director and Senior Vice President              None

F. William McNabb III       Director                                        President

Michael S. Miller           Director and Managing Director                  None

Ralph K. Packard            Director                                        None

George U. Sauter            Director and Senior Vice President              None

Heidi Stam                  Director and Senior Vice President              Secretary

Richard D. Carpenter        Treasurer                                       None

David L. Cermak             Principal                                       None

Joseph Colaizzo             Financial and Operations Principal and          None
                            Assistant Treasurer
Patti Colby                 Principal                                       None

Michael L. Kimmel           Secretary                                       None

Sean P. Hagerty             Principal                                       None

Jack T. Wagner              Assistant Treasurer                             None

Jennifer M. Halliday        Assistant Treasurer                             None

Brian P. McCarthy           Senior Registered Options Principal             None

Deborah McCracken           Assistant Secretary                             None

Miranda O'Keefe             Compliance Registered Options Principal         None

Joseph F. Miele             Registered Municipal Securities Principal       None

Jane K. Myer                Principal                                       None

Pauline C. Scalvino         Chief Compliance Officer                        Chief Compliance Officer




(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc.,
100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Fund" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Malvern and the Commonwealth of Pennsylvania, on the 25th day of July 2008.

                                   VANGUARD VALLEY FORGE FUNDS

                                  BY:____________/s/ John J.Brennan*____________

                                                 JOHN J. BRENNAN
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature                             Title                                    Date
---------                             -----                                    ----

/s/ John J. Brennan*                  Chairman, Chief Executive                July 25, 2008
--------------------                  Officer, and Trustee
John J. Brennan

/s/ Charles D. Ellis*                 Trustee                                  July 25, 2008
---------------------
Charles D. Ellis

/s/ Emerson U. Fullwood*              Trustee                                  July 25, 2008
------------------------
Emerson U. Fullwood

/s/ Rajiv L. Gupta*                   Trustee                                  July 25, 2008
-------------------
Rajiv L. Gupta

/s/ Amy Gutmann*                      Trustee                                  July 25, 2008
----------------
Amy Gutmann

/s/ JoAnn Heffernan Heisen*           Trustee                                  July 25, 2008
---------------------------
JoAnn Heffernan Heisen

/s/ Andre F. Perold*                  Trustee                                  July 25, 2008
--------------------
Andre F. Perold

/s/ Alfred M. Rankin, Jr.*            Trustee                                  July 25, 2008
--------------------------
Alfred M. Rankin, Jr.

/s/ J. Lawrence Wilson*               Trustee                                  July 25, 2008
-----------------------
J. Lawrence Wilson

/s/ Thomas J. Higgins*                Treasurer (Principal Financial           July 25, 2008
----------------------                and Accounting Officer)
Thomas J. Higgins

*By: /s/ Heidi Stam
     --------------
  Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see File Number 2-29601.
  Incorporated by Reference.

                                 EXHIBIT INDEX

Custodian Agreement . . . . . . . . . . . . . . . . . . .. .. .. .. .. . Ex-99.G

Other Material Contracts, Amended and Restated Funds' Service Agreement. Ex-99.H

Other Opinions, Consent of Independent Registered Public Accounting Firm Ex-99.J